UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

BNY Mellon Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2022

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon International Stock Index Fund

SEMI-ANNUAL REPORT April 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, the BNY Mellon International Stock Index Fund’s (the “fund”) Investor shares produced a total return of −12.86%, and its Class I shares returned −12.76%.1 This compares with a −11.80% total return for the fund’s benchmark, the MSCI EAFE® Index (the “Index”), during the same period.2

International equities lost ground during the reporting period under pressure from increasing inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to certain countries included in the Index. The fund generally invests in all stocks included in the Index. The fund’s investments are selected to match the benchmark composition along individual name, country and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the Index does.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Each stock in the Index is weighted by its float-adjusted market capitalization.

Equities Decline as Inflation Mounts

International developed-market equities encountered challenging conditions from the start of the reporting period as inflationary pressures put a damper on markets. Commodity prices rose in response to wage increases and pandemic-related supply-chain bottlenecks, while government stimulus and accommodative monetary policies pressured prices as well. Central banks responded with increasingly hawkish rhetoric regarding interest-rate increases. The Bank of England took the lead in December 2021 with a 0.15% increase of the base rate to 0.25%. That same month, the U.S. Federal Reserve (the “Fed”) announced its intention to scale back its asset purchases earlier in 2022 than previously planned and signaled a more rapid increase in interest rates in the coming year.

Inflationary forces were exacerbated by the Russian invasion of Ukraine in early 2022. As the largest land war in Europe since World War II continued with no sign of an early resolution, European markets began contemplating the possibility of reduced or curtailed oil and natural gas exports from Russia, a leading source of energy commodities to the continent. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals and industrial metals. Stocks in energy producers surged along with oil and gas prices, while some other sectors, such as utilities and materials, produced more modest gains. However, growth-oriented shares suffered as the threat of rising interest rates caused investors to question the pace of future growth and the relative value of future earnings. Information technology, industrials and consumer discretionary stocks experienced the most significant declines, and most other sectors lost ground as well.

Western Europe and Asia Underperform the UK

From a regional perspective, Western European stocks broadly lost ground due to the region’s proximity to the Russia/Ukraine conflict and its dependence on Russian energy exports. The Netherlands, Germany, Italy and France were hit particularly hard by the impact of the war on their domestic economies. Most Asian markets declined as well. Japan saw its currency decline as the country continued to experience long-standing structural difficulties caused by its aging population and anemic growth rate. Hong Kong and South Korea were negatively affected by the prevailing, global inflationary environment and by their proximity and economic ties to China, which experienced sharply slowing economic growth due to extensive COVID-19 lockdowns and government regulatory crackdowns on several key industries.

Conversely, the UK market provided the developed international market’s best equity returns, generating modest gains. UK equities benefited from the nation’s post-Brexit economic insulation from Europe and from its early start on raising interest rates, which put it on track to deal more effectively with global inflationary trends. The country’s North Sea oil resources added to its economic resilience at a time of rapidly rising petroleum prices. While equity markets declined mildly in Australia and somewhat more sharply in Norway, these commodity-exporting nations outperformed most of the world’s other developed equity markets.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that rising inflation and geopolitical uncertainties related to the war in Ukraine are likely to pose challenges for equity investors for the foreseeable future. Key questions facing markets include how aggressively central banks will raise interest rates to combat inflation, and how effective their actions will prove in avoiding a global recession. European nations confront the additional problem of replacing supplies and infrastructure as the continent moves toward a full energy embargo on Russia, posing the European Central Bank with a particularly difficult challenge. On the other hand, an inflationary environment may offer a hopeful sign for Japan’s stubbornly persistent deflationary cycle, while commodity exporters, such as the UK and Australia, are likely to continue to derive benefits from high commodity prices. Accordingly, we see selective opportunities for economic growth and equity appreciation for the rest of 2022. As always, we continue to monitor factors that affect the fund’s investments.

May 16, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Investing in foreign-denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic and social instability, limited company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries. Diversification cannot assure a profit or protect against loss.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Index Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Investor Shares	Class I
Expenses paid per $1,000†	$2.78	$1.62
Ending value (after expenses)	$871.40	$872.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Investor Shares	Class I
Expenses paid per $1,000†	$3.01	$1.76
Ending value (after expenses)	$1,021.82	$1,023.06
†

Expenses are equal to the fund’s annualized expense ratio of .60% for Investor Shares and .35% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.8%
Australia - 7.8%
Ampol	6,900		161,408
APA Group	34,366		275,766
Aristocrat Leisure	17,736		409,954
ASX	5,756		345,957
Aurizon Holdings	52,690		149,399
Australia & New Zealand Banking Group	83,034		1,576,061
BHP Group	85,849		2,885,455
BHP Group	63,529		2,135,946
BlueScope Steel	14,539		206,116
Brambles	42,621		314,733
Cochlear	1,939		311,533
Coles Group	39,190		513,224
Commonwealth Bank of Australia	50,233		3,639,221
Computershare	15,804		277,024
Crown Resorts	10,443	[a]	94,777
CSL	14,111		2,670,636
Dexus	31,610		246,305
Domino's Pizza Enterprises	1,751		92,548
Endeavour Group	38,508		211,640
Evolution Mining	53,037		148,879
Fortescue Metals Group	51,011		773,332
Goodman Group	49,064		816,086
IDP Education	6,055		111,466
Insurance Australia Group	71,847		227,878
LendLease	19,853		169,586
Macquarie Group	9,977		1,429,721
Medibank Private	80,512		180,290
Mineral Resources	5,104	[a]	207,898
Mirvac Group	114,634		194,071
National Australia Bank	96,278		2,191,325
Newcrest Mining	24,863		466,104
Northern Star Resources	32,177		218,791
Orica	11,650		133,602
Origin Energy	51,551		246,242
Qantas Airways	25,687	[a]	99,074
QBE Insurance Group	44,915		384,708
Ramsay Health Care	5,344		301,874
REA Group	1,529		135,688
Reece	8,030		97,043
Rio Tinto	10,954		868,262
Santos	95,860		535,335

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Australia - 7.8% (continued)
Scentre Group	154,162		321,153
SEEK	9,694		188,747
Sonic Healthcare	13,484		345,804
South32	137,055		456,760
Stockland	69,724		200,850
Suncorp Group	35,441		284,182
Tabcorp Holdings	64,889		246,745
Telstra	124,228		351,991
The GPT Group	55,599		197,812
Transurban Group	89,994		899,597
Treasury Wine Estates	22,182		173,247
Vicinity Centres	111,546		145,407
Washington H Soul Pattinson & Co.	6,210		120,222
Wesfarmers	33,458		1,153,980
Westpac Banking	108,256		1,803,497
WiseTech Global	4,263		131,446
Woodside Petroleum	28,771		625,327
Woolworths Group	37,975		1,025,720
			35,127,445
Austria - .2%
Erste Group Bank	10,078		311,325
OMV	4,355	[a]	222,354
Raiffeisen Bank International	4,276		48,035
Verbund	2,002		214,380
Voestalpine	3,559	[a]	92,810
			888,904
Belgium - .8%
Ageas	5,073		243,213
Anheuser-Busch InBev	25,879		1,492,058
Elia Group	848		135,135
Etablissements Franz Colruyt	1,684	[a]	61,943
Groupe Bruxelles Lambert	1,430		135,122
Groupe Bruxelles Lambert	1,692		159,878
KBC Group	7,336		499,664
Proximus	4,429		77,237
Sofina	454		139,472
Solvay	2,204		208,299
UCB	3,725		423,906
Umicore	5,817		224,571
			3,800,498
Chile - .1%
Antofagasta	11,576		222,640

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Denmark - 2.7%
Ambu, Cl. B	4,887	[b]	64,234
AP Moller - Maersk, Cl. A	91		255,402
AP Moller - Maersk, Cl. B	171		490,659
Carlsberg, Cl. B	2,963		375,043
Chr. Hansen Holding	3,127		243,680
Coloplast, Cl. B	3,506		473,360
Danske Bank	20,185		306,004
Demant	3,129	[a,b]	137,572
DSV	5,911		965,546
Genmab	1,938	[a]	683,635
GN Store Nord	3,764		140,328
Novo Nordisk, Cl. B	49,691		5,683,257
Novozymes, Cl. B	6,062		421,185
Orsted	5,603	[c]	628,693
Pandora	2,959		256,646
Rockwool, Cl. B	258		72,397
Tryg	10,579		250,758
Vestas Wind Systems	29,800		766,669
			12,215,068
Finland - 1.2%
Elisa	4,186		244,660
Fortum	13,215		217,344
Kesko, Cl. B	8,078		203,816
Kone, Cl. B	10,224		490,596
Neste	12,484		536,676
Nokia	159,103		809,645
Nordea Bank	93,914		935,405
Orion, Cl. B	3,061		119,756
Sampo, Cl. A	14,717		709,175
Stora Enso, Cl. R	17,167		335,977
UPM-Kymmene	15,750		541,002
Wartsila	13,856		110,618
			5,254,670
France - 10.6%
Accor	5,143		167,155
Aeroports de Paris	852		120,457
Air Liquide	13,980		2,413,549
Airbus	17,396		1,891,772
Alstom	9,225	[a]	200,821
Amundi	1,829	[c]	109,125
Arkema	1,812		204,503
AXA	57,115		1,512,158
BioMerieux	1,206	[a]	114,417

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
France - 10.6% (continued)
BNP Paribas	33,192		1,702,292
Bollore	25,939		120,455
Bouygues	6,748		231,850
Bureau Veritas	8,677		248,648
Capgemini	4,732		962,616
Carrefour	17,721		375,654
Cie de Saint-Gobain	14,929		868,770
Cie Generale des Etablissements Michelin	4,995		617,504
CNP Assurances	4,892		107,706
Covivio	1,575		111,285
Credit Agricole	37,746		405,143
Danone	19,277		1,158,884
Dassault Aviation	701		118,548
Dassault Systemes	19,618		872,702
Edenred	7,626		382,252
Eiffage	2,458		241,121
Electricite de France	11,750		106,248
Engie	53,897		633,118
EssilorLuxottica	8,473	[a]	1,437,416
Eurazeo	1,155		88,431
Faurecia	3,397		73,186
Gecina	1,355		151,806
Getlink	12,921		236,023
Hermes International	935		1,150,428
Ipsen	1,081		112,175
Kering	2,213		1,175,442
Klepierre	5,840		138,684
La Francaise des Jeux SAEM	2,871	[c]	106,813
Legrand	7,891		696,556
L'Oreal	7,405		2,693,943
LVMH	8,166		5,225,387
Orange	58,810		700,437
Orpea	1,495	[a]	53,072
Pernod Ricard	6,182		1,273,707
Publicis Groupe	6,440		385,486
Remy Cointreau	671	[a]	132,878
Renault	5,779	[a]	140,063
Safran	10,086		1,073,428
Sanofi	33,554		3,531,593
Sartorius Stedim Biotech	810		263,652
Schneider Electric	15,828		2,254,288
SEB	793		95,074

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
France - 10.6% (continued)
Societe Generale	23,923		568,391
Sodexo	2,611		195,776
Teleperformance	1,727		617,474
Thales	3,148		403,261
TotalEnergies	74,020		3,647,083
Ubisoft Entertainment	2,684	[a]	121,186
Unibail-Rodamco-Westfield	3,681	[a]	260,770
Valeo	6,746		121,649
Veolia Environnement	19,333		557,226
Vinci	15,872		1,531,397
Vivendi	22,893		262,505
Wendel	818		81,045
Worldline	7,017	[a,c]	275,035
			47,831,519
Germany - 7.4%
adidas	5,618		1,144,264
Allianz	12,031		2,740,243
BASF	27,103		1,440,729
Bayer	28,990		1,910,809
Bayerische Motoren Werke	9,770		808,944
Bechtle	2,481		115,837
Beiersdorf	2,983		301,481
Brenntag	4,547		354,833
Carl Zeiss Meditec-BR	1,188		150,052
Commerzbank	29,565	[a]	195,867
Continental	3,260		226,980
Covestro	5,740	[c]	249,958
Daimler Truck Holding	13,075	[a]	353,287
Delivery Hero	4,755	[a,c]	169,421
Deutsche Bank	60,988		622,828
Deutsche Boerse	5,607		982,756
Deutsche Lufthansa	17,057	[a,b]	128,538
Deutsche Post	29,251		1,262,693
Deutsche Telekom	95,435		1,757,879
E.ON	64,810		679,248
Evonik Industries	6,188		163,635
Fresenius & Co.	12,359		440,634
Fresenius Medical Care & Co.	6,025		377,374
GEA Group	4,527		177,845
Hannover Rueck	1,765		277,332
HeidelbergCement	4,392		256,306
HelloFresh	4,898	[a]	209,468
Henkel & Co.	3,054		195,093

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Germany - 7.4% (continued)
Infineon Technologies	38,536		1,114,860
KION Group	2,086		117,642
Knorr-Bremse	2,113		152,249
LANXESS	2,399		94,328
LEG Immobilien	2,149		221,110
Mercedes-Benz Group	25,256	[b]	1,787,242
Merck	3,814		707,289
MTU Aero Engines	1,583		320,142
Muenchener Rueckversicherungs-Gesellschaft	4,134		989,225
Nemetschek	1,699		136,415
Puma	3,139		234,216
Rational	148		91,044
RWE	18,957		791,973
SAP	30,814		3,178,249
Scout24	2,233	[c]	142,476
Siemens	22,443		2,791,572
Siemens Energy	11,816		228,772
Siemens Healthineers	8,315	[c]	449,408
Symrise	3,796		453,879
Telefonica Deutschland Holding	30,688		92,842
Uniper	2,650		68,571
United Internet	2,775		90,015
Volkswagen	944		207,996
Vonovia	21,311		852,151
Zalando	6,506	[a,c]	258,044
			33,266,044
Hong Kong - 2.8%
AIA Group	357,000		3,487,860
BOC Hong Kong Holdings	108,000		389,583
Budweiser Brewing	49,000	[c]	122,574
Chow Tai Fook Jewellery Group	61,400		102,518
CK Asset Holdings	58,475		395,867
CK Hutchison Holdings	79,975		559,901
CK Infrastructure Holdings	18,500		124,473
CLP Holdings	48,288		470,064
ESR Cayman	60,000	[a,c]	181,987
Futu Holdings, ADR	1,571	[a]	50,256
Galaxy Entertainment Group	64,277		367,153
Hang Lung Properties	61,000		116,324
Hang Seng Bank	21,400		377,869
Henderson Land Development	44,138		177,958
HK Electric Investments	71,500		70,524

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Hong Kong - 2.8% (continued)
HKT Trust & HKT	111,660		160,035
Hong Kong & China Gas	330,267		363,867
Hong Kong Exchanges & Clearing	35,142		1,490,379
Hongkong Land Holdings	34,400		160,144
Jardine Matheson Holdings	6,346		335,356
Link REIT	61,722		532,201
Melco Resorts & Entertainment, ADR	6,671	[a]	38,158
MTR	45,756		242,842
New World Development	44,141		168,791
Power Assets Holdings	40,000		268,758
Sino Land	97,730		128,797
SITC International Holdings	41,000		136,877
Sun Hung Kai Properties	38,699		445,858
Swire Pacific, Cl. A	15,000		85,482
Swire Properties	35,800		85,258
Techtronic Industries	40,365		538,898
WH Group	254,885	[c]	175,434
Wharf Real Estate Investment	50,311		235,930
Xinyi Glass Holdings	51,000		112,705
			12,700,681
Ireland - 1.0%
AerCap Holdings	4,045	[a]	188,942
CRH	22,987		911,842
DCC	2,910		219,872
Experian	27,206		943,001
Flutter Entertainment	4,916	[a]	492,295
James Hardie Industries-CDI	13,047		375,118
Kerry Group, Cl. A	4,696		518,777
Kingspan Group	4,545		416,628
Smurfit Kappa Group	7,238		306,007
			4,372,482
Israel - .7%
Azrieli Group	1,217		104,405
Bank Hapoalim	32,996		305,486
Bank Leumi Le-Israel	43,507		456,342
Check Point Software Technologies	2,988	[a]	377,355
CyberArk Software	1,168	[a]	183,540
Elbit Systems	815		177,372
Fiverr International	903	[a]	48,085
ICL Group	21,640		239,920
Inmode	1,530	[a]	38,418
Israel Discount Bank, Cl. A	35,593		210,202
Kornit Digital	1,366	[a]	90,839

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Israel - .7% (continued)
Mizrahi Tefahot Bank	4,304		159,247
NICE	1,912	[a]	395,573
Teva Pharmaceutical Industries, ADR	32,530	[a]	283,336
Wix.com	1,662	[a]	125,415
			3,195,535
Italy - 1.9%
Amplifon	3,638		144,759
Assicurazioni Generali	32,819	[b]	619,364
Atlantia	14,621		347,097
Davide Campari-Milano	15,324		172,458
DiaSorin	754		98,563
Enel	240,006		1,551,174
Eni	74,478		1,045,076
Ferrari	3,720		784,663
FinecoBank Banca Fineco	17,878		246,295
Infrastrutture Wireless Italiane	9,915	[c]	105,637
Intesa Sanpaolo	487,365		980,111
Mediobanca Banca Di Credito Finanziario	18,254		181,498
Moncler	6,047		314,082
Nexi	14,148	[a,c]	139,061
Poste Italiane	15,417	[c]	149,680
Prysmian	7,517		243,707
Recordati Industria Chimica E Farmaceutica	3,021		144,623
Snam	59,505		326,547
Telecom Italia	287,304	[a]	83,294
Terna Rete Elettrica Nazionale	41,623		339,033
UniCredit	61,665		562,396
			8,579,118
Japan - 21.3%
Advantest	5,900		406,209
Aeon	19,400		368,341
AGC	5,660		212,578
Aisin	4,400		127,728
Ajinomoto	13,800		359,195
ANA Holdings	4,900		92,322
Asahi Group Holdings	13,400		500,321
Asahi Intecc	6,400		124,774
Asahi Kasei	37,000		304,489
Astellas Pharma	54,895		835,796
Azbil	3,600		109,893
Bandai Namco Holdings	5,850		398,112

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Japan - 21.3% (continued)
Benefit One	2,500		37,505
Bridgestone	16,800		614,899
Brother Industries	7,200		125,156
Canon	29,517		678,244
Capcom	5,200		137,212
Central Japan Railway	4,200		529,906
Chubu Electric Power	18,900		190,957
Chugai Pharmaceutical	19,784		593,735
Concordia Financial Group	32,100		116,720
Cosmos Pharmaceutical	600		55,740
CyberAgent	11,800		125,430
Dai Nippon Printing	6,800		142,101
Daifuku	3,000		185,180
Dai-ichi Life Holdings	29,700		596,279
Daiichi Sankyo	50,849		1,277,919
Daikin Industries	7,300		1,122,451
Daito Trust Construction	1,900		182,873
Daiwa House Industry	16,700		403,362
Daiwa House REIT Investment	67		162,541
Daiwa Securities Group	42,900		209,894
Denso	12,800		781,131
Dentsu Group	6,500		234,931
Disco	800		197,179
East Japan Railway	8,900		466,556
Eisai	7,000		304,889
ENEOS Holdings	90,526		317,335
FANUC	5,629		870,612
Fast Retailing	1,658		759,773
Fuji Electric	3,700		162,989
FUJIFILM Holdings	10,700		590,960
Fujitsu	5,780		817,158
GLP J-REIT	129		173,264
GMO Payment Gateway	1,200		101,325
Hakuhodo DY Holdings	7,100		83,942
Hamamatsu Photonics K.K.	4,100		184,319
Hankyu Hanshin Holdings	6,800		179,507
Hikari Tsushin	600		69,348
Hino Motors	8,800		45,523
Hirose Electric	933		118,813
Hitachi	28,580		1,330,867
Hitachi Construction Machinery	3,300		74,784
Hitachi Metals	6,600	[a]	103,127
Honda Motor	48,059		1,261,915

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Japan - 21.3% (continued)
Hoshizaki	1,600		101,418
Hoya	10,900		1,085,959
Hulic	11,600		97,848
Ibiden	3,200		121,236
Idemitsu Kosan	6,075		159,622
Iida Group Holdings	4,400		70,353
Inpex	30,300		358,177
Isuzu Motors	17,100		199,139
Ito En	1,600		65,684
ITOCHU	35,100		1,061,818
Itochu Techno-Solutions	3,000		70,521
Japan Airlines	4,400	[a]	72,661
Japan Exchange Group	15,000		224,951
Japan Post Bank	11,400		86,199
Japan Post Holdings	72,300		506,647
Japan Post Insurance	5,900		95,622
Japan Real Estate Investment	37		178,826
Japan Retail Fund Investment	211		167,876
Japan Tobacco	35,600		609,043
JFE Holdings	14,360		176,795
JSR	6,000		163,588
Kajima	13,100		146,061
Kakaku.com	4,100		86,221
Kansai Paint	5,200		71,898
Kao	14,000		563,008
KDDI	47,563		1,576,974
Keio	3,100		118,989
Keisei Electric Railway	3,900		95,719
Keyence	5,740		2,315,839
Kikkoman	4,300		241,730
Kintetsu Group Holdings	5,035		144,561
Kirin Holdings	24,300		356,854
Kobayashi Pharmaceutical	1,600		109,311
Kobe Bussan	4,000		97,411
Koei Tecmo Holdings	1,820		55,420
Koito Manufacturing	3,100		113,837
Komatsu	25,800		578,797
Konami Holdings	2,700		166,858
Kose	1,000		103,562
Kubota	30,300		516,068
Kurita Water Industries	3,000		103,050
Kyocera	9,500		502,284
Kyowa Kirin	7,905		166,001

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Japan - 21.3% (continued)
Lasertec	2,200		297,299
Lawson	1,500		55,096
Lion	6,900		71,066
LIXIL	7,824		137,712
M3	13,000		418,570
Makita	6,600		196,091
Marubeni	46,200		505,592
Mazda Motor	16,800		119,792
McDonald's Holdings	2,400		95,215
Medipal Holdings	5,600		91,738
MEIJI Holdings	3,642		181,850
Mercari	3,000	[a]	48,342
Minebea Mitsumi	10,800		208,417
MISUMI Group	8,438		212,238
Mitsubishi	37,298		1,251,585
Mitsubishi Chemical Holdings	37,880		231,615
Mitsubishi Electric	53,900		566,540
Mitsubishi Estate	34,900		505,504
Mitsubishi Gas Chemical	4,900		72,013
Mitsubishi HC Capital	19,500		87,711
Mitsubishi Heavy Industries	9,470		324,013
Mitsubishi UFJ Financial Group	351,990		2,045,715
Mitsui & Co.	46,000		1,114,803
Mitsui Chemicals	5,300		121,102
Mitsui Fudosan	27,086		571,533
Mitsui O.S.K. Lines	10,200		237,432
Miura	2,700		56,568
Mizuho Financial Group	71,150		864,703
MonotaRO	7,400		128,304
MS&AD Insurance Group Holdings	13,157		393,188
Murata Manufacturing	17,000		1,017,801
NEC	7,280		282,253
NEXON	14,600		333,394
NGK Insulators	6,000		80,737
Nidec	13,200		864,719
Nihon M&A Center Holdings	9,200		113,805
Nintendo	3,125		1,440,187
Nippon Building Fund	44		227,958
Nippon Express Holdings	2,252		131,155
Nippon Paint Holdings	21,000		167,253
Nippon Prologis REIT	63		174,789
Nippon Sanso Holdings	4,700		84,370
Nippon Shinyaku	1,500		101,583

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Japan - 21.3% (continued)
Nippon Steel	25,161		400,981
Nippon Telegraph & Telephone	35,200		1,039,848
Nippon Yusen KK	4,780		342,994
Nissan Chemical	3,600		190,773
Nissan Motor	68,500	[a]	271,653
Nisshin Seifun Group	6,038		80,227
Nissin Foods Holdings	1,900		132,384
Nitori Holdings	2,300		233,989
Nitto Denko	4,200		282,012
Nomura Holdings	86,200		329,939
Nomura Real Estate Holdings	3,600		87,296
Nomura Real Estate Master Fund	124		155,224
Nomura Research Institute	10,049		284,748
NTT Data	18,600		342,791
Obayashi	18,800		129,547
OBIC	2,000		295,952
Odakyu Electric Railway	8,700		132,053
Oji Holdings	23,300		110,203
Olympus	32,600		577,422
Omron	5,500		325,883
Ono Pharmaceutical	10,900		279,662
Open House Group	2,500		96,782
Oracle	1,200		77,307
Oriental Land	5,900		888,038
ORIX	36,000		656,726
Orix JREIT	78		104,644
Osaka Gas	11,000		198,596
Otsuka	3,300		108,336
Otsuka Holdings	11,600		389,284
Pan Pacific International Holdings	12,000		185,508
Panasonic Holdings	65,195		581,096
Persol Holdings	5,100		101,438
Pola Orbis Holdings	2,800		32,369
Rakuten	25,700		181,164
Recruit Holdings	40,800		1,505,015
Renesas Electronics	37,400	[a]	400,438
Resona Holdings	61,100		265,143
Ricoh	19,800		144,747
Rinnai	1,100		69,691
Rohm	2,500		175,983
Ryohin Keikaku	7,400		66,446
Santen Pharmaceutical	10,600		86,601
SBI Holdings	7,430		166,283

Description	Shares	Value ($)
Common Stocks - 96.8% (continued)
Japan - 21.3% (continued)
SCSK	4,800	76,553
Secom	6,200	437,386
Seiko Epson	8,200	114,503
Sekisui Chemical	11,000	148,560
Sekisui House	18,300	315,612
Seven & i Holdings	22,260	979,776
SG Holdings	9,400	165,632
Sharp	6,600	55,759
Shimadzu	7,000	230,132
Shimano	2,200	384,485
Shimizu	17,000	89,295
Shin-Etsu Chemical	10,300	1,420,060
Shionogi & Co.	7,800	435,999
Shiseido	11,800	556,083
SMC	1,700	821,689
Softbank	84,800	985,444
SoftBank Group	35,540	1,434,789
Sohgo Security Services	2,200	61,210
Sompo Holdings	9,270	378,013
Sony Group	36,980	3,178,485
Square Enix Holdings	2,600	104,094
Stanley Electric	3,900	67,142
Subaru	18,400	276,821
Sumco	9,800	141,828
Sumitomo	33,200	526,573
Sumitomo Chemical	44,000	186,343
Sumitomo Dainippon Pharma	5,500	48,932
Sumitomo Electric Industries	22,200	238,343
Sumitomo Metal Mining	6,700	291,165
Sumitomo Mitsui Financial Group	38,500	1,158,987
Sumitomo Mitsui Trust Holdings	9,964	308,674
Sumitomo Realty & Development	9,100	240,068
Suntory Beverage & Food	4,100	162,790
Suzuki Motor	10,900	326,941
Sysmex	4,900	317,357
T&D Holdings	15,800	202,781
Taisei	5,500	149,136
Taisho Pharmaceutical Holdings	1,200	47,059
Takeda Pharmaceutical	46,723	1,355,413
TDK	11,400	356,090
Terumo	19,100	570,946
The Chiba Bank	16,200	93,123
The Kansai Electric Power Company	20,699	181,809

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Japan - 21.3% (continued)
The Shizuoka Bank	13,600		88,158
TIS	5,500		123,796
Tobu Railway	5,600		125,860
Toho	3,400		126,207
Tokio Marine Holdings	18,100		976,762
Tokyo Century	1,100		33,813
Tokyo Electric Power Holdings	44,072	[a]	151,954
Tokyo Electron	4,400		1,866,541
Tokyo Gas	11,000		211,028
Tokyu	14,710		179,863
Toppan	7,600		125,697
Toray Industries	41,000		194,982
Toshiba	11,500		480,514
Tosoh	8,000		110,256
TOTO	4,200		141,296
Toyo Suisan Kaisha	2,700		83,212
Toyota Industries	4,300		256,990
Toyota Motor	312,975		5,333,082
Toyota Tsusho	6,400		230,616
Trend Micro	3,900		217,276
Tsuruha Holdings	1,200		61,395
Unicharm	12,000		417,393
USS	6,700		110,585
Welcia Holdings	2,900		59,760
West Japan Railway	6,500		242,003
Yakult Honsha	3,800		196,577
Yamaha	3,900		149,701
Yamaha Motor	8,700		179,603
Yamato Holdings	8,500		159,428
Yaskawa Electric	7,100		242,238
Yokogawa Electric	7,000		111,891
Z Holdings	80,000		315,485
ZOZO	3,800		77,567
			96,204,521
Jordan - .0%
Hikma Pharmaceuticals	4,997		117,641
Luxembourg - .3%
ArcelorMittal	18,697	[a]	545,792
Aroundtown	28,957		146,436
Eurofins Scientific	3,939	[a]	366,057
Tenaris	14,173		216,086
			1,274,371

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Macau - .0%
Sands China	69,813	[a]	153,271
Netherlands - 4.4%
ABN AMRO Bank-CVA	12,362	[c]	154,201
Adyen	584	[a,c]	976,715
Aegon	52,740		272,834
Akzo Nobel	5,535		477,559
argenx	1,353	[a]	388,995
ASM International	1,382		412,690
ASML Holding	12,166		6,883,142
Euronext	2,509	[c]	201,435
EXOR	3,213		221,199
Heineken	7,649		746,030
Heineken Holding	3,430		267,348
IMCD	1,692		268,797
ING Groep	115,203		1,078,093
JDE Peet's	2,860		83,996
Just Eat Takeaway.com	5,321	[a,c]	143,534
Koninklijke Ahold Delhaize	30,858		911,549
Koninklijke DSM	5,158		863,913
Koninklijke KPN	97,896		338,592
Koninklijke Philips	27,071		710,179
NN Group	7,968		389,336
Prosus	27,536	[a]	1,327,805
QIAGEN	6,781	[a]	313,485
Randstad	3,528		186,557
Stellantis	14,164		189,313
Stellantis	45,902		611,517
Universal Music Group	21,348	[a]	493,895
Wolters Kluwer	7,695		778,351
			19,691,060
New Zealand - .3%
Auckland International Airport	38,186	[a]	192,013
Fisher & Paykel Healthcare	16,843		231,753
Mercury NZ	20,464		79,397
Meridian Energy	37,744		114,555
Ryman Healthcare	13,042		76,946
Spark New Zealand	54,826		173,537
Xero	3,912	[a]	256,556
			1,124,757
Norway - .7%
Adevinta	7,205	[a]	56,268
Aker BP	3,750		134,366
DNB Bank	27,335		533,604

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Norway - .7% (continued)
Equinor	28,839		982,768
Gjensidige Forsikring	6,028		129,375
Mowi	13,138		372,490
Norsk Hydro	40,004		337,235
Orkla	22,163		180,279
Schibsted, Cl. A	2,247		46,618
Schibsted, Cl. B	2,819		53,856
Telenor	20,644		291,288
Yara International	4,886		248,493
			3,366,640
Poland - .0%
InPost	6,142	[a]	37,555
Portugal - .2%
Banco Espirito Santo	118,053	[a,d]	0
EDP - Energias de Portugal	82,231		382,842
Galp Energia	14,452		176,341
Jeronimo Martins	8,248	[a]	171,116
			730,299
Singapore - 1.4%
Ascendas Real Estate Investment Trust	99,027		203,895
CapitaLand Integrated Commercial Trust	143,377		239,900
Capitaland Investment	77,900		236,580
City Developments	11,600	[b]	71,027
DBS Group Holdings	54,848		1,328,483
Genting Singapore	169,527		98,586
Grab Holdings, Cl. A	32,597	[a,b]	96,161
Keppel	43,000		212,641
Mapletree Commercial Trust	63,900		86,076
Mapletree Logistics Trust	90,311		116,347
Oversea-Chinese Banking	99,924		886,018
Sea, ADR	9,506	[a]	786,717
Singapore Airlines	38,733		152,784
Singapore Exchange	23,600		166,192
Singapore Technologies Engineering	44,700		131,663
Singapore Telecommunications	242,251		481,508
United Overseas Bank	34,663		742,867
UOL Group	14,011		73,605
Venture	8,100		99,714
Wilmar International	55,700		178,208
			6,388,972
Spain - 2.3%
ACS Actividades de Construccion y Servicios	7,494		191,366

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Spain - 2.3% (continued)
Aena SME	2,199	[a,c]	310,804
Amadeus IT Group	13,294	[a]	828,924
Banco Bilbao Vizcaya Argentaria	193,698		1,019,228
Banco Santander	511,703		1,499,435
CaixaBank	130,064		415,063
Cellnex Telecom	14,604	[c]	682,628
EDP Renovaveis	8,852		210,383
Enagas	8,154		176,085
Endesa	9,315		195,918
Ferrovial	13,581		346,741
Grifols	8,360	[a]	139,096
Iberdrola	170,111		1,943,641
Industria de Diseno Textil	32,189		675,002
Natural Energy Group	5,573		166,974
Red Electrica	12,527		251,713
Repsol	42,818		642,461
Siemens Gamesa Renewable Energy	6,625	[a,b]	105,628
Telefonica	162,335	[a]	789,905
			10,590,995
Sweden - 3.2%
Alfa Laval	9,283		257,655
Assa Abloy, Cl. B	29,577		746,169
Atlas Copco, Cl. A	19,816		897,384
Atlas Copco, Cl. B	11,090		438,290
Boliden	8,010		350,240
Electrolux, Cl. B	6,780	[b]	103,460
Embracer Group	14,221	[a,b]	94,635
Epiroc, Cl. A	19,447		395,494
Epiroc, Cl. B	11,376		197,309
EQT	8,746		246,989
Essity, Cl. B	17,959		478,291
Evolution	5,078	[c]	522,162
Fastighets AB Balder, CI. B	3,103	[a]	153,851
Getinge, Cl. B	6,798		197,106
Hennes & Mauritz, Cl. B	21,746		273,542
Hexagon, Cl. B	56,642		732,366
Husqvarna, Cl. B	12,603		120,568
Industrivarden, Cl. A	4,011		102,641
Industrivarden, Cl. C	4,705		118,356
Investment AB Latour, Cl. B	4,286		113,518
Investor, Cl. A	14,614		304,860
Investor, Cl. B	53,763		1,032,878
Kinnevik, Cl. B	7,163	[a]	140,100

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Sweden - 3.2% (continued)
L E Lundbergforetagen, Cl. B	2,270		106,004
Lifco, Cl. B	6,819		143,068
Lundin Energy	6,060		250,706
Nibe Industrier, Cl. B	42,090		411,887
Sagax, Cl. B	4,739		119,631
Sandvik	33,314		626,401
Securitas, Cl. B	9,391		110,529
Sinch	15,770	[a,c]	69,546
Skandinaviska Enskilda Banken, Cl. A	47,758		534,036
Skanska, Cl. B	10,094		192,459
SKF, Cl. B	11,377		184,632
Svenska Cellulosa, Cl. B	17,941		347,873
Svenska Handelsbanken, Cl. A	43,041		433,866
Swedbank, Cl. A	26,723		421,687
Swedish Match	46,624		371,533
Tele2, Cl. B	14,779		195,075
Telefonaktiebolaget LM Ericsson, Cl. B	86,819		697,162
Telia	77,826		322,372
Volvo, Cl. A	5,578		90,818
Volvo, Cl. B	42,186		669,507
			14,316,656
Switzerland - 10.8%
ABB	48,469		1,451,902
Adecco Group	4,695		181,684
Alcon	14,746		1,046,225
Bachem Holding	182		79,209
Baloise Holding	1,368		237,561
Barry Callebaut	105		241,965
Chocoladefabriken Lindt & Spruengli	3		355,342
Chocoladefabriken Lindt & Spruengli-PC	31		346,843
Cie Financiere Richemont, CI. A	15,404	[a]	1,790,606
Clariant	6,610	[a]	112,104
Coca-Cola HBC	5,877	[a]	118,823
Credit Suisse Group	78,221	[a]	528,968
EMS-Chemie Holding	205	[a]	183,010
Geberit	1,059		604,279
Givaudan	274		1,088,827
Glencore	291,255		1,795,340
Holcim	15,449		755,602
Julius Baer Group	6,522		311,859
Kuehne + Nagel International	1,602		449,219
Logitech International	5,094	[a]	330,083
Lonza Group	2,197		1,289,850

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Switzerland - 10.8% (continued)
Nestle	82,915		10,704,780
Novartis	64,425		5,699,514
Partners Group Holding	675		715,254
Roche Holding	20,679		7,658,812
Roche Holding-BR	942		378,352
Schindler Holding	590		113,592
Schindler Holding-PC	1,201		231,339
SGS	177		454,539
Sika	4,184		1,272,265
Sonova Holding	1,560	[a]	561,690
STMicroelectronics	20,152		746,369
Straumann Holding	3,050		359,647
Swiss Life Holding	930		542,647
Swiss Prime Site	2,221		217,362
Swiss Re	8,901		729,979
Swisscom	763		451,893
Temenos	2,042		205,664
The Swatch Group	1,532		75,423
The Swatch Group-BR	854		220,535
UBS Group	103,792		1,755,998
VAT Group	796	[c]	247,024
Vifor Pharma	1,448		256,486
Zurich Insurance Group	4,440		2,019,475
			48,917,940
United Arab Emirates - .0%
NMC Health	4,176	[a,d]	1
United Kingdom - 14.7%
3i Group	28,711		468,487
abrdn	63,870		148,757
Admiral Group	5,697		178,574
Anglo American	37,681		1,672,113
Ashtead Group	13,204		682,670
Associated British Foods	10,625		211,774
AstraZeneca	45,713		6,072,599
Auto Trader Group	28,292	[c]	223,579
AVEVA Group	3,492		94,066
Aviva	111,326		597,717
BAE Systems	92,471		861,324
Barclays	491,923		898,852
Barratt Developments	30,079		184,162
BP	581,490		2,839,181
British American Tobacco	64,326		2,710,895
BT Group	262,643		581,228

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
United Kingdom - 14.7% (continued)
Bunzl	9,907		383,696
Burberry Group	11,880		233,618
CNH Industrial	30,172		430,699
Coca-Cola Europacific Partners	6,059		302,647
Compass Group	52,645		1,108,893
Croda International	4,117		398,902
Diageo	68,872		3,412,958
Entain	17,431	[a]	327,731
Ferguson	6,560		827,304
GlaxoSmithKline	148,480		3,343,337
Halma	11,180		344,261
Hargreaves Lansdown	10,428		118,585
HSBC Holdings	599,412		3,741,419
Imperial Brands	27,810		580,540
Informa	44,588	[a]	317,890
InterContinental Hotels Group	5,386		343,850
Intertek Group	4,791		298,582
J Sainsbury	50,973		148,616
JD Sports Fashion	74,221	[a]	122,843
Johnson Matthey	5,795		159,902
Kingfisher	62,799		197,403
Land Securities Group	20,786		193,990
Legal & General Group	175,879		546,943
Lloyds Banking Group	2,094,496		1,180,847
London Stock Exchange Group	9,707		963,194
M&G	76,286		204,324
Melrose Industries	128,071		184,222
Mondi	14,420		266,937
National Grid	102,642		1,526,098
Natwest Group	163,279		438,983
Next	3,900		292,701
Ocado Group	14,319	[a]	163,248
Pearson	22,761		221,375
Persimmon	9,450		246,461
Phoenix Group Holdings	19,827		149,582
Prudential	81,775		1,016,500
Reckitt Benckiser Group	21,076		1,644,174
RELX	57,064		1,704,241
Rentokil Initial	54,707		375,870
Rio Tinto	33,141		2,350,753
Rolls-Royce Holdings	246,247	[a]	251,456
Schroders	3,636		128,296
Segro	35,627		596,220

Description		Shares		Value ($)
Common Stocks - 96.8% (continued)
United Kingdom - 14.7% (continued)
Severn Trent		7,341		289,083
Shell		225,677		6,108,200
Smith & Nephew		25,944		419,736
Smiths Group		11,727		214,566
Spirax-Sarco Engineering		2,174		328,804
SSE		30,960		721,183
St. James's Place		16,043		255,916
Standard Chartered		77,390		530,171
Taylor Wimpey		108,331		170,126
Tesco		223,142		758,050
The Berkeley Group Holdings		3,316	[a]	168,368
The British Land Company		26,588		170,503
The Sage Group		28,983		266,678
Unilever		23,689		1,100,307
Unilever		51,955		2,420,629
United Utilities Group		20,029		288,200
Vodafone Group		804,176		1,216,650
Whitbread		5,906		204,737
WPP		33,891		420,359
				66,268,335
Total Common Stocks (cost $282,606,825)				436,637,618
	Preferred Dividend Yield (%)
Preferred Stocks - .4%
Germany - .4%
Bayerische Motoren Werke	8.60	1,689		125,693
Fuchs Petrolub	3.52	2,057		65,488
Henkel & Co.	2.98	5,249		339,387
Porsche Automobil Holding	2.96	4,519		378,734
Sartorius	0.41	773		292,800
Volkswagen	3.33	5,384		844,640
Total Preferred Stocks (cost $1,304,357)				2,046,742
	1-Day Yield (%)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,292,022)	0.38	5,292,022	[e]	5,292,022

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $800,092)	0.38	800,092	[e]	800,092
Total Investments (cost $290,003,296)		98.6%		444,776,474
Cash and Receivables (Net)		1.4%		6,509,781
Net Assets		100.0%		451,286,255

ADR—American Depository Receipt

BR—Bearer Certificate

CDI—Chess Depository Interest

CVA—Company Voluntary Arrangement

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Risparmio (Savings) Shares

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $2,645,109 and the value of the collateral was $2,765,437, consisting of cash collateral of $800,092 and U.S. Government & Agency securities valued at $1,965,345. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2022, these securities were valued at $6,794,974 or 1.51% of net assets.

d The fund held Level 3 securities at April 30, 2022. These securities were valued at $1 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	10.8
Capital Goods	10.5
Banks	8.6
Materials	8.0
Food, Beverage & Tobacco	6.6
Insurance	4.9
Consumer Durables & Apparel	4.4
Energy	4.2
Automobiles & Components	3.7
Diversified Financials	3.5
Utilities	3.4
Telecommunication Services	3.2
Software & Services	2.9
Real Estate	2.9
Semiconductors & Semiconductor Equipment	2.8
Household & Personal Products	2.4
Health Care Equipment & Services	2.4
Technology Hardware & Equipment	2.2
Transportation	2.2
Commercial & Professional Services	1.9
Media & Entertainment	1.6
Retailing	1.4
Food & Staples Retailing	1.4
Investment Companies	1.4
Consumer Services	1.3
98.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.2%	469,072	41,738,093	(36,915,143)	5,292,022	4,850
Investment of Cash Collateral for Securities Loaned - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .2%	610,011	8,825,796	(8,635,715)	800,092	5,952	††
Total - 1.4%	1,079,083	50,563,889	(45,550,858)	6,092,114	10,802

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
MSCI EAFE Index	97	6/17/2022	10,145,434	9,683,510	(461,924)
Gross Unrealized Depreciation				(461,924)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,645,109)—Note 1(c):
Unaffiliated issuers	283,911,182	438,684,360
Affiliated issuers	6,092,114	6,092,114
Cash denominated in foreign currency	2,593,733	2,510,513
Tax reclaim receivable—Note 1(b)		2,916,659
Dividends and securities lending income receivable		1,639,822
Cash collateral held by broker—Note 4		554,000
Receivable for shares of Common Stock subscribed		550,591
		452,948,059
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		182,016
Cash overdraft due to Custodian		193,112
Liability for securities on loan—Note 1(c)		800,092
Payable for shares of Common Stock redeemed		337,898
Payable for futures variation margin—Note 4		129,980
Directors’ fees and expenses payable		10,864
Payable for investment securities purchased		7,842
		1,661,804
Net Assets ($)		451,286,255
Composition of Net Assets ($):
Paid-in capital		366,692,104
Total distributable earnings (loss)		84,594,151
Net Assets ($)		451,286,255

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	258,598,128	192,688,127
Shares Outstanding	14,767,686	11,009,854
Net Asset Value Per Share ($)	17.51	17.50

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $716,138 foreign taxes withheld at source):
Unaffiliated issuers	7,099,622
Affiliated issuers	4,850
Income from securities lending—Note 1(c)	5,952
Total Income	7,110,424
Expenses:
Management fee—Note 3(a)	880,289
Shareholder servicing costs—Note 3(b)	355,882
Directors’ fees—Note 3(a,c)	15,245
Loan commitment fees—Note 2	3,843
Interest expense—Note 2	760
Total Expenses	1,256,019
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(15,245)
Net Expenses	1,240,774
Net Investment Income	5,869,650
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	10,201,598
Net realized gain (loss) on futures	(460,834)
Net realized gain (loss) on forward foreign currency exchange contracts	8,470
Net Realized Gain (Loss)	9,749,234
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(82,211,706)
Net change in unrealized appreciation (depreciation) on futures	(480,423)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(9,822)
Net Change in Unrealized Appreciation (Depreciation)	(82,701,951)
Net Realized and Unrealized Gain (Loss) on Investments	(72,952,717)
Net (Decrease) in Net Assets Resulting from Operations	(67,083,067)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	5,869,650	11,759,344
Net realized gain (loss) on investments	9,749,234	22,269,777
Net change in unrealized appreciation (depreciation) on investments	(82,701,951)	120,246,105
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,083,067)	154,275,226
Distributions ($):
Distributions to shareholders:
Investor Shares	(9,959,393)	(5,282,901)
Class I	(8,541,436)	(4,218,841)
Total Distributions	(18,500,829)	(9,501,742)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	34,548,762	62,897,358
Class I	11,031,632	38,174,747
Distributions reinvested:
Investor Shares	9,802,576	5,214,308
Class I	3,188,659	1,550,599
Cost of shares redeemed:
Investor Shares	(41,103,067)	(140,275,557)
Class I	(26,631,784)	(51,038,776)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(9,163,222)	(83,477,321)
Total Increase (Decrease) in Net Assets	(94,747,118)	61,296,163
Net Assets ($):
Beginning of Period	546,033,373	484,737,210
End of Period	451,286,255	546,033,373
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	1,794,297	3,160,369
Shares issued for distributions reinvested	486,722	275,889
Shares redeemed	(2,129,506)	(7,150,523)
Net Increase (Decrease) in Shares Outstanding	151,513	(3,714,265)
Class Ia
Shares sold	565,050	1,929,266
Shares issued for distributions reinvested	158,561	82,129
Shares redeemed	(1,366,821)	(2,597,454)
Net Increase (Decrease) in Shares Outstanding	(643,210)	(586,059)

[a]

During the period ended April 30, 2022, 11,559 Class I shares representing $228,424 were exchanged for 11,563 Investor shares and during the period ended October 31, 2021, 30,028 Class I shares representing $600,030 were exchanged for 30,019 Investor shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2022	Year Ended October 31,
Investor Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	20.78	15.85	17.52	16.24	17.90	15.01
Investment Operations:
Net investment income[a]	.22	.39	.29	.46	.40	.35
Net realized and unrealized gain (loss) on investments	(2.80)	4.85	(1.46)	1.22	(1.67)	2.96
Total from Investment Operations	(2.58)	5.24	(1.17)	1.68	(1.27)	3.31
Distributions:
Dividends from net investment income	(.69)	(.31)	(.50)	(.40)	(.39)	(.42)
Net asset value, end of period	17.51	20.78	15.85	17.52	16.24	17.90
Total Return (%)	(12.86)[b]	33.21	(7.01)	10.79	(7.30)	22.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61[c]	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60[c]	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.25[c]	2.00	1.80	2.76	2.24	2.20
Portfolio Turnover Rate	1.98[b]	2.99	3.15	7.58	7.48	9.18
Net Assets, end of period ($ x 1,000)	258,598	303,693	290,572	366,092	338,147	456,213

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
	April 30, 2022	Year Ended October 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	20.80	15.86	17.53	16.26	17.92	15.02
Investment Operations:
Net investment income[a]	.24	.45	.33	.50	.46	.42
Net realized and unrealized gain (loss) on investments	(2.80)	4.84	(1.46)	1.22	(1.69)	2.94
Total from Investment Operations	(2.56)	5.29	(1.13)	1.72	(1.23)	3.36
Distributions:
Dividends from net investment income	(.74)	(.35)	(.54)	(.45)	(.43)	(.46)
Net asset value, end of period	17.50	20.80	15.86	17.53	16.26	17.92
Total Return (%)	(12.76)[b]	33.58	(6.78)	11.06	(7.06)	23.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.36[c]	.36	.36	.36	.36	.36
Ratio of net expenses to average net assets	.35[c]	.35	.35	.35	.35	.35
Ratio of net investment income to average net assets	2.44[c]	2.26	2.04	3.02	2.55	2.48
Portfolio Turnover Rate	1.98[b]	2.99	3.15	7.58	7.48	9.18
Net Assets, end of period ($ x 1,000)	192,688	242,341	194,165	266,216	215,019	155,546

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB

ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,609,869	434,027,748	††	1	436,637,618
Equity Securities - Preferred Stocks	-	2,046,742	††	-	2,046,742
Investment Companies	6,092,114	-		-	6,092,114
Liabilities ($)
Other Financial Instruments:
Futures†††	(461,924)	-		-	(461,924)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities— Common Stock ($)
Balance as of 10/31/2021†	1
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 4/30/2022†	1
The amount of total net gain (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2022	-

† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $811 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $53,585,724 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2021. These long-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $9,501,742. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2022 was approximately $137,017 with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2022, fees reimbursed by the Adviser amounted to $15,245.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, the fund was charged $355,882 pursuant to the Shareholder Services Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $136,498 and Shareholder Services Plan fees of $56,146, which are offset against an expense reimbursement currently in effect in the amount of $10,628.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures and forward foreign currency exchange contracts (“forward contracts”), during the period ended April 30, 2022, amounted to $9,785,840 and $40,239,648, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2022 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2022 there were no forward contracts outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2022 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Equity risk	-	Equity risk	(461,924)	[1]
Gross fair value of derivative contracts	-		(461,924)

Statement of Assets and Liabilities location:
[1]		Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2022 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Forward Contracts	[2]	Total
Equity	460,834		-		460,834
Foreign exchange	-		8,470		8,470
Total	460,834		8,470		469,304

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[3]	Forward Contracts	[4]	Total
Equity	(480,423)		-		(480,423)
Foreign exchange	-		(9,822)		(9,822)
Total	(480,423)		(9,822)		(490,245)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on forward foreign currency exchange contracts.
[3]	Net change in unrealized appreciation (depreciation) on futures.
[4]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Equity futures	7,324,303
Forward contracts	156,298

At April 30, 2022, accumulated net unrealized appreciation on investments inclusive of derivatives contracts was $154,311,254, consisting of $186,597,640 gross unrealized appreciation and $32,286,386 gross unrealized depreciation.

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Investor shares with the performance of a group of retail pure index front-end load and no-load international multi-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international multi-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”)

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

and with a broader group of all retail pure index front-end load and no-load international multi-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except the ten-year period when performance was at the Performance Group median, and was above the Performance Universe median for the one-and four-year periods, and below the Performance Universe median for the other periods. It was noted that there were three other funds in the Performance Group for each period, except the ten-year period when there were two other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

This page intentionally left blank.

For More Information

BNY Mellon International Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Investor: DIISX Class I: DINIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0079SA0422

BNY Mellon S&P 500 Index Fund

SEMI-ANNUAL REPORT April 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, the BNY Mellon S&P 500 Index Fund (the “fund”) produced a total return of −9.85%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned −9.64% for the same period.2

Large-cap equities lost ground during the reporting period under pressure from increasing inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally must have market capitalizations in excess of $13.1 billion, to the extent consistent with market conditions.

Equities Decline as Inflation Mounts

Investor sentiment started the reporting period on a positive note, with equities supported by economic recovery and the widespread availability of COVID-19 vaccines in the face of the ongoing pandemic. U.S. large-cap stocks rose, outpacing small- and mid-cap shares as businesses reopened, and consumer spending remained strong, while growth-oriented stocks outperformed their value-oriented counterparts by a small margin.

Swiftly rising inflation began to put a damper on markets in early 2022. Commodity prices rose in response to wage increases and pandemic-related supply-chain bottlenecks, while government stimulus and accommodative monetary policies continued to pressure prices as well. Inflationary forces were exacerbated by the Russian invasion of Ukraine, which heightened investor uncertainty and drove U.S. equities still lower. While consumer spending and corporate earnings remained positive, U.S. GDP (gross domestic product) declined in the first quarter of the new year in response to supply shortages, international trade imbalances and rising inflation. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals and industrial metals. Value-oriented shares held up better than growth-oriented equities as the threat of rising interest rates from the U.S. Federal Reserve (the “Fed”) caused investors to question the pace of future growth and the relative value of future earnings.

2

Financials Lead the Equity Market Lower

Consumer discretionary shares led the market lower due to rising input prices and seemingly intractable supply-chain bottlenecks. Financials stocks suffered as the flattening yield curve cut into banks’ net interest margins, detracting from profits. Information technology shares, which include many of the fastest growing companies in the Index, saw declines as investors discounted future earnings as measured against potentially higher interest rates.

On the positive side, shares in oil and natural gas exploration and production companies soared as energy prices climbed. Consumer staples, a value-oriented sector that typically tends to outperform during times of increasing economic stress and uncertainty, generated more modest gains. Utility stocks rose due to their value-oriented investment proposition and the ability of power generators to insulate profits from rising input expenses by hedging energy costs.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that rising inflation and geopolitical uncertainties related to the war in Ukraine are likely to pose challenges for equity investors for the foreseeable future. Key questions facing markets remain: How aggressively the Fed will move in raising interest rates to combat inflation, how quickly they will reduce their Treasury and mortgage portfolio, and how effective their actions will prove in avoiding a recession as they seek to engineer a soft landing for the economy. While challenges clearly loom for equity markets, we also see opportunities, supported by persistently strong levels of consumer spending and corporate profitability. We believe that, on balance, prospects for economic growth remain positive, if modest, for the rest of 2022, offering potential for a market rebound. As always, we continue to monitor factors that affect the fund’s investments.

May 16, 2022

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

²  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon S&P 500 Index Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

Expenses paid per $1,000†	$2.36
Ending value (after expenses)	$901.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

Expenses paid per $1,000†	$2.51
Ending value (after expenses)	$1,022.32
†	Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS

April 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.7%
Automobiles & Components - 2.5%
Aptiv	17,036	[a]	1,812,630
BorgWarner	15,534		572,117
Ford Motor	245,727		3,479,494
General Motors	89,421	[a]	3,389,950
Tesla	52,421	[a]	45,646,110
			54,900,301
Banks - 3.7%
Bank of America	445,126		15,882,096
Citigroup	123,243		5,941,545
Citizens Financial Group	27,561		1,085,903
Comerica	8,449		691,973
Fifth Third Bancorp	41,534		1,558,771
First Republic Bank	11,085		1,654,104
Huntington Bancshares	91,671		1,205,474
JPMorgan Chase & Co.	184,603		22,034,214
KeyCorp	58,164		1,123,147
M&T Bank	11,218		1,869,368
Regions Financial	58,895		1,220,304
Signature Bank	3,712		899,232
SVB Financial Group	3,600	[a]	1,755,504
The PNC Financial Services Group	26,219		4,354,976
Truist Financial	83,590		4,041,577
U.S. Bancorp	84,563		4,106,379
Wells Fargo & Co.	243,326		10,616,313
Zions Bancorp	8,768		495,480
			80,536,360
Capital Goods - 5.2%
3M	35,860		5,171,729
A.O. Smith	8,015		468,316
Allegion	5,740		655,738
AMETEK	14,516		1,832,790
Carrier Global	53,838		2,060,380
Caterpillar	33,958		7,149,517
Cummins	8,923		1,688,142
Deere & Co.	17,579		6,636,951
Dover	8,580		1,143,714
Eaton	24,941		3,616,944
Emerson Electric	37,684		3,398,343
Fastenal	36,090		1,996,138
Fortive	22,510		1,294,325
Fortune Brands Home & Security	8,398		598,358

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Capital Goods - 5.2% (continued)
Generac Holdings	4,017	[a]	881,249
General Dynamics	14,609		3,455,467
General Electric	68,839		5,131,947
Honeywell International	43,003		8,321,511
Howmet Aerospace	23,384		797,862
Huntington Ingalls Industries	2,501		532,063
IDEX	4,786		908,479
Illinois Tool Works	17,934		3,534,971
Ingersoll Rand	25,519		1,121,815
Johnson Controls International	43,273		2,590,755
L3Harris Technologies	12,257		2,846,811
Lockheed Martin	15,202		6,569,088
Masco	15,111		796,199
Nordson	3,389		730,973
Northrop Grumman	9,188		4,037,207
Otis Worldwide	26,485		1,929,167
PACCAR	22,123		1,837,315
Parker-Hannifin	8,117		2,198,246
Pentair	10,046		509,835
Quanta Services	8,922		1,034,774
Raytheon Technologies	93,498		8,873,895
Rockwell Automation	7,297		1,843,733
Snap-on	3,330		707,592
Stanley Black & Decker	10,111		1,214,837
Textron	14,114		977,395
The Boeing Company	34,317	[a]	5,107,742
Trane Technologies	14,951		2,091,495
TransDigm Group	3,288	[a]	1,955,735
United Rentals	4,608	[a]	1,458,524
W.W. Grainger	2,732		1,366,082
Westinghouse Air Brake Technologies	11,427		1,027,402
Xylem	11,555		930,178
			115,031,729
Commercial & Professional Services - .8%
Cintas	5,503		2,186,122
Copart	13,371	[a]	1,519,614
Equifax	7,569		1,540,443
Jacobs Engineering Group	8,220		1,138,881
Leidos Holdings	8,800		910,888
Nielsen Holdings	22,468		602,367
Republic Services	13,173		1,768,739
Robert Half International	6,800		668,508
Rollins	13,841		464,227

6

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Commercial & Professional Services - .8% (continued)
Verisk Analytics	9,739		1,987,243
Waste Management	23,668		3,891,966
			16,678,998
Consumer Durables & Apparel - .9%
D.R. Horton	20,442		1,422,559
Garmin	9,363		1,027,496
Hasbro	7,849		691,183
Lennar, Cl. A	16,243		1,242,427
Mohawk Industries	3,521	[a]	496,672
Newell Brands	24,801		574,143
NIKE, Cl. B	80,360		10,020,892
NVR	206	[a]	901,499
PulteGroup	16,227		677,640
PVH	4,635		337,335
Ralph Lauren	3,155		329,193
Tapestry	17,220		566,882
Under Armour, Cl. A	10,673	[a]	163,937
Under Armour, Cl. C	11,839	[a]	167,995
VF	20,397		1,060,644
Whirlpool	3,887		705,568
			20,386,065
Consumer Services - 1.9%
Booking Holdings	2,594	[a]	5,733,544
Caesars Entertainment	13,154	[a]	871,847
Carnival	50,665	[a,b]	876,505
Chipotle Mexican Grill	1,769	[a]	2,574,974
Darden Restaurants	7,879		1,037,901
Domino's Pizza	2,263		764,894
Expedia Group	9,407	[a]	1,643,873
Hilton Worldwide Holdings	17,529	[a]	2,722,078
Las Vegas Sands	22,611	[a]	801,108
Marriott International, Cl. A	17,220	[a]	3,056,894
McDonald's	46,940		11,695,570
MGM Resorts International	23,227		953,236
Norwegian Cruise Line Holdings	25,003	[a]	500,810
Penn National Gaming	9,933	[a]	363,250
Royal Caribbean Cruises	14,063	[a]	1,093,117
Starbucks	72,031		5,376,394
Wynn Resorts	7,105	[a]	500,760
Yum! Brands	17,950		2,100,330
			42,667,085
Diversified Financials - 5.1%
American Express	38,516		6,729,130

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Diversified Financials - 5.1% (continued)
Ameriprise Financial	7,070		1,877,014
Berkshire Hathaway, Cl. B	114,679	[a]	37,021,822
BlackRock	8,911		5,566,523
Capital One Financial	26,253		3,271,649
Cboe Global Markets	6,806		768,942
CME Group	22,673		4,973,096
Discover Financial Services	18,620		2,094,005
FactSet Research Systems	2,380		960,306
Franklin Resources	18,096		444,981
Intercontinental Exchange	35,550		4,117,046
Invesco	22,429		412,245
MarketAxess Holdings	2,394		631,082
Moody's	10,217		3,233,476
Morgan Stanley	88,769		7,153,894
MSCI	5,148		2,168,595
Nasdaq	7,413		1,166,584
Northern Trust	12,891		1,328,418
Raymond James Financial	11,551		1,125,760
S&P Global	22,179		8,350,393
State Street	22,799		1,526,849
Synchrony Financial	33,571		1,235,749
T. Rowe Price Group	14,296		1,758,980
The Bank of New York Mellon	47,459		1,996,126
The Charles Schwab	93,417		6,196,350
The Goldman Sachs Group	21,316		6,511,825
			112,620,840
Energy - 4.2%
APA	22,748		931,076
Baker Hughes	56,713		1,759,237
Chevron	120,415		18,865,418
ConocoPhillips	81,545		7,789,178
Coterra Energy	50,946		1,466,735
Devon Energy	40,149		2,335,467
Diamondback Energy	11,128		1,404,687
EOG Resources	36,474		4,258,704
Exxon Mobil	264,258		22,527,994
Halliburton	55,661		1,982,645
Hess	17,654		1,819,598
Kinder Morgan	121,036		2,196,803
Marathon Oil	51,238		1,276,851
Marathon Petroleum	36,257		3,163,786
Occidental Petroleum	54,931		3,026,149
ONEOK	27,944		1,769,694

8

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Energy - 4.2% (continued)
Phillips 66	29,297		2,541,808
Pioneer Natural Resources	14,217		3,305,026
Schlumberger	88,041		3,434,479
The Williams Companies	75,519		2,589,547
Valero Energy	25,372		2,828,471
			91,273,353
Food & Staples Retailing - 1.6%
Costco Wholesale	27,767		14,764,269
Sysco	31,849		2,722,453
The Kroger Company	42,651		2,301,448
Walgreens Boots Alliance	44,638		1,892,651
Walmart	88,835		13,590,867
			35,271,688
Food, Beverage & Tobacco - 3.5%
Altria Group	113,886		6,328,645
Archer-Daniels-Midland	35,155		3,148,482
Brown-Forman, Cl. B	11,314		763,016
Campbell Soup	13,617		642,995
Conagra Brands	30,901		1,079,372
Constellation Brands, Cl. A	10,237		2,519,223
General Mills	36,908		2,610,503
Hormel Foods	17,688		926,674
Kellogg	16,271		1,114,564
Lamb Weston Holdings	9,218		609,310
McCormick & Co.	15,371		1,545,861
Molson Coors Beverage, Cl. B	11,533		624,397
Mondelez International, Cl. A	86,936		5,605,633
Monster Beverage	23,336	[a]	1,999,428
PepsiCo	86,631		14,875,409
Philip Morris International	97,247		9,724,700
The Coca-Cola Company	243,431		15,728,077
The Hershey Company	9,335		2,107,563
The J.M. Smucker Company	7,030		962,618
The Kraft Heinz Company	44,456		1,895,159
Tyson Foods, Cl. A	17,950		1,672,222
			76,483,851
Health Care Equipment & Services - 6.1%
Abbott Laboratories	110,458		12,536,983
ABIOMED	2,887	[a]	827,356
Align Technology	4,693	[a]	1,360,548
AmerisourceBergen	9,611		1,454,048
Anthem	15,128		7,593,197
Baxter International	31,955		2,270,722

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Health Care Equipment & Services - 6.1% (continued)
Becton Dickinson & Co.	17,832		4,407,892
Boston Scientific	89,788	[a]	3,780,973
Cardinal Health	16,275		944,764
Centene	36,690	[a]	2,955,380
Cerner	18,490		1,731,404
Cigna	20,223		4,990,632
CVS Health	82,195		7,901,405
DaVita	3,944	[a]	427,411
Dentsply Sirona	13,530		541,065
DexCom	6,050	[a]	2,471,909
Edwards Lifesciences	39,338	[a]	4,161,174
HCA Healthcare	14,929		3,203,017
Henry Schein	8,908	[a]	722,439
Hologic	15,559	[a]	1,120,092
Humana	8,102		3,601,825
IDEXX Laboratories	5,362	[a]	2,308,234
Intuitive Surgical	22,186	[a]	5,309,110
Laboratory Corp. of America Holdings	6,063		1,456,818
McKesson	9,380		2,904,142
Medtronic	83,780		8,743,281
Molina Healthcare	3,657	[a]	1,146,287
Quest Diagnostics	7,496		1,003,265
ResMed	9,150		1,829,726
Steris	5,988		1,341,611
Stryker	21,198		5,114,229
Teleflex	2,860		816,873
The Cooper Companies	3,063		1,105,866
UnitedHealth Group	58,978		29,993,262
Universal Health Services, Cl. B	4,579		561,065
Zimmer Biomet Holdings	13,106		1,582,550
			134,220,555
Household & Personal Products - 1.7%
Church & Dwight	15,348		1,497,351
Colgate-Palmolive	53,209		4,099,753
Kimberly-Clark	21,196		2,942,641
The Clorox Company	7,558		1,084,346
The Estee Lauder Companies, Cl. A	14,554		3,843,129
The Procter & Gamble Company	150,102		24,098,876
			37,566,096
Insurance - 2.1%
Aflac	37,569		2,151,952
American International Group	51,115		2,990,739
Aon, Cl. A	13,451		3,873,753

10

Description	Shares	Value ($)
Common Stocks - 99.7% (continued)
Insurance - 2.1% (continued)
Arthur J. Gallagher & Co.	12,983	2,187,506
Assurant	3,613	657,132
Brown & Brown	14,092	873,422
Chubb	27,056	5,585,711
Cincinnati Financial	9,566	1,173,366
Everest Re Group	2,465	677,160
Globe Life	5,778	566,706
Lincoln National	11,061	665,319
Loews	12,819	805,546
Marsh & McLennan	31,256	5,054,095
MetLife	43,938	2,885,848
Principal Financial Group	14,508	988,575
Prudential Financial	23,565	2,557,038
The Allstate	17,571	2,223,434
The Hartford Financial Services Group	20,755	1,451,397
The Progressive	36,883	3,959,759
The Travelers Companies	15,163	2,593,783
W.R. Berkley	12,984	863,306
Willis Towers Watson	7,811	1,678,271
		46,463,818
Materials - 2.8%
Air Products & Chemicals	13,965	3,268,788
Albemarle	7,498	1,445,839
Amcor	89,431	1,060,652
Avery Dennison	5,339	964,223
Ball	20,497	1,663,537
Celanese	6,315	927,926
CF Industries Holdings	13,232	1,281,255
Corteva	45,525	2,626,337
Dow	45,424	3,020,696
DuPont de Nemours	32,591	2,148,725
Eastman Chemical	8,527	875,467
Ecolab	15,689	2,656,775
FMC	8,044	1,066,152
Freeport-McMoRan	91,775	3,721,476
International Flavors & Fragrances	15,649	1,898,224
International Paper	24,250	1,122,290
Linde	32,017	9,988,023
LyondellBasell Industries, Cl. A	16,335	1,732,000
Martin Marietta Materials	3,962	1,403,420
Newmont	50,297	3,664,136
Nucor	17,032	2,636,213
Packaging Corp. of America	5,880	947,680

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Materials - 2.8% (continued)
PPG Industries	14,768		1,890,156
Sealed Air	9,529		611,857
The Mosaic Company	22,725		1,418,495
The Sherwin-Williams Company	15,291		4,204,413
Vulcan Materials	8,512		1,466,532
WestRock	17,614		872,421
			60,583,708
Media & Entertainment - 7.5%
Activision Blizzard	48,999		3,704,324
Alphabet, Cl. A	18,833	[a]	42,980,484
Alphabet, Cl. C	17,393	[a]	39,992,247
Charter Communications, Cl. A	7,464	[a]	3,198,249
Comcast, Cl. A	283,276		11,263,054
DISH Network, Cl. A	16,398	[a]	467,507
Electronic Arts	17,227		2,033,647
Fox, Cl. A	20,848		747,192
Fox, Cl. B	9,060		301,154
Live Nation Entertainment	8,650	[a]	907,212
Match Group	17,359	[a]	1,373,965
Meta Platforms, Cl. A	144,593	[a]	28,986,559
Netflix	27,669	[a]	5,267,071
News Corporation, Cl. A	24,233		481,267
News Corporation, Cl. B	8,886		176,920
Omnicom Group	13,659		1,039,860
Paramount Global, Cl. B	37,885	[b]	1,103,211
Take-Two Interactive Software	7,281	[a]	870,152
The Interpublic Group of Companies	25,257		823,883
The Walt Disney Company	114,007	[a]	12,726,601
Twitter	51,065	[a]	2,503,206
Warner Bros Discovery	138,692	[a]	2,517,260
			163,465,025
Pharmaceuticals Biotechnology & Life Sciences - 8.0%
AbbVie	110,703		16,260,057
Agilent Technologies	18,932		2,258,020
Amgen	35,185		8,204,790
Biogen	9,010	[a]	1,869,034
Bio-Rad Laboratories, Cl. A	1,353	[a]	692,817
Bio-Techne	2,324		882,400
Bristol-Myers Squibb	136,492		10,273,753
Catalent	10,822	[a]	980,040
Charles River Laboratories International	3,197	[a]	772,107
Danaher	39,726		9,976,390
Eli Lilly & Co.	49,718		14,524,119

12

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.0% (continued)
Gilead Sciences	79,173		4,698,126
Illumina	9,587	[a]	2,843,984
Incyte	11,739	[a]	879,955
IQVIA Holdings	11,956	[a]	2,606,288
Johnson & Johnson	164,851		29,749,011
Merck & Co.	157,532		13,971,513
Mettler-Toledo International	1,452	[a]	1,854,974
Moderna	22,198	[a]	2,983,633
Organon & Co.	17,031		550,612
PerkinElmer	7,563		1,108,811
Pfizer	350,614		17,204,629
Regeneron Pharmaceuticals	6,631	[a]	4,370,558
Thermo Fisher Scientific	24,615		13,610,126
Vertex Pharmaceuticals	15,941	[a]	4,355,400
Viatris	75,267		777,508
Waters	3,934	[a]	1,192,081
West Pharmaceutical Services	4,488		1,413,989
Zoetis	29,418		5,214,341
			176,079,066
Real Estate - 2.9%
Alexandria Real Estate Equities	8,827	[c]	1,607,926
American Tower	28,331	[c]	6,828,338
AvalonBay Communities	8,673	[c]	1,972,934
Boston Properties	8,946	[c]	1,052,050
Camden Property Trust	5,679	[c]	890,978
CBRE Group, Cl. A	21,095	[a]	1,751,729
Crown Castle International	27,284	[c]	5,053,270
Digital Realty Trust	17,788	[c]	2,599,183
Duke Realty	23,903	[c]	1,308,689
Equinix	5,665	[c]	4,073,588
Equity Residential	21,399	[c]	1,744,019
Essex Property Trust	4,193	[c]	1,380,629
Extra Space Storage	8,384	[c]	1,592,960
Federal Realty Investment Trust	4,431	[c]	518,693
Healthpeak Properties	34,693	[c]	1,138,277
Host Hotels & Resorts	43,301	[c]	881,175
Iron Mountain	17,950	[c]	964,454
Kimco Realty	40,178	[c]	1,017,709
Mid-America Apartment Communities	7,164	[c]	1,409,016
Prologis	45,952	[c]	7,365,646
Public Storage	9,515	[c]	3,534,823
Realty Income	35,177	[c]	2,439,877

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Real Estate - 2.9% (continued)
Regency Centers	9,232	[c]	635,439
SBA Communications	6,889	[c]	2,391,241
Simon Property Group	20,525	[c]	2,421,950
UDR	18,309	[c]	974,222
Ventas	24,170	[c]	1,342,644
Vornado Realty Trust	10,371	[c]	401,461
Welltower	27,117	[c]	2,462,495
Weyerhaeuser	46,430	[c]	1,913,845
			63,669,260
Retailing - 6.0%
Advance Auto Parts	3,662		731,045
Amazon.com	27,403	[a]	68,113,719
AutoZone	1,310	[a]	2,561,666
Bath & Body Works	16,271		860,573
Best Buy	13,980		1,257,221
CarMax	10,197	[a,b]	874,699
Dollar General	14,330		3,403,805
Dollar Tree	14,142	[a]	2,297,368
eBay	39,031		2,026,490
Etsy	7,857	[a,b]	732,194
Genuine Parts	9,143		1,189,047
LKQ	15,530		770,754
Lowe's	42,189		8,342,031
O'Reilly Automotive	4,157	[a]	2,521,428
Pool	2,560		1,037,363
Ross Stores	21,680		2,163,014
Target	30,002		6,859,957
The Home Depot	65,389		19,642,856
The TJX Companies	74,515		4,566,279
Tractor Supply	7,158		1,441,979
Ulta Beauty	3,230	[a]	1,281,664
			132,675,152
Semiconductors & Semiconductor Equipment - 5.4%
Advanced Micro Devices	102,289	[a]	8,747,755
Analog Devices	33,256		5,134,061
Applied Materials	55,605		6,136,012
Broadcom	25,854		14,333,199
Enphase Energy	8,475	[a]	1,367,865
Intel	255,054		11,117,804
KLA	9,317		2,974,545
Lam Research	8,795		4,096,359
Microchip Technology	35,032		2,284,086
Micron Technology	69,592		4,745,478

14

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Semiconductors & Semiconductor Equipment - 5.4% (continued)
Monolithic Power Systems	2,680		1,051,203
NVIDIA	156,548		29,034,958
NXP Semiconductors	16,570		2,831,813
Qorvo	7,106	[a]	808,521
Qualcomm	70,572		9,858,203
Skyworks Solutions	10,515		1,191,350
SolarEdge Technologies	3,218	[a]	805,819
Teradyne	9,917		1,045,847
Texas Instruments	57,689		9,821,552
			117,386,430
Software & Services - 13.2%
Accenture, Cl. A	39,456		11,851,004
Adobe	29,537	[a]	11,695,175
Akamai Technologies	10,545	[a]	1,183,993
Ansys	5,480	[a]	1,510,781
Autodesk	13,880	[a]	2,627,206
Automatic Data Processing	26,189		5,713,916
Broadridge Financial Solutions	7,477		1,077,660
Cadence Design Systems	17,429	[a]	2,629,165
Ceridian HCM Holding	8,131	[a]	456,393
Citrix Systems	7,786		779,379
Cognizant Technology Solutions, Cl. A	32,135		2,599,722
DXC Technology	16,147	[a]	463,419
EPAM Systems	3,590	[a]	951,314
Fidelity National Information Services	37,836		3,751,439
Fiserv	37,582	[a]	3,680,029
FLEETCOR Technologies	5,085	[a]	1,268,809
Fortinet	8,533	[a]	2,466,122
Gartner	4,986	[a]	1,448,682
Global Payments	17,831		2,442,490
International Business Machines	55,683		7,361,849
Intuit	17,658		7,394,287
Jack Henry & Associates	4,747		899,936
Mastercard, Cl. A	54,189		19,691,199
Microsoft	469,448		130,281,209
NortonLifeLock	35,426		887,067
Oracle	98,661		7,241,717
Paychex	20,458		2,592,642
Paycom Software	3,058	[a]	860,735
PayPal Holdings	73,234	[a]	6,439,466
PTC	6,431	[a]	734,485
Roper Technologies	6,580		3,092,074

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Software & Services - 13.2% (continued)
Salesforce	61,680	[a]	10,851,979
ServiceNow	12,525	[a]	5,988,202
Synopsys	9,526	[a]	2,731,962
Tyler Technologies	2,553	[a]	1,007,695
Verisign	6,051	[a]	1,081,253
Visa, Cl. A	103,849	[b]	22,133,337
			289,867,792
Technology Hardware & Equipment - 8.7%
Amphenol, Cl. A	37,332		2,669,238
Apple	970,814		153,048,827
Arista Networks	14,148	[a]	1,635,084
CDW	8,612		1,405,306
Cisco Systems	262,990		12,881,250
Corning	46,079		1,621,520
F5	3,792	[a]	634,819
Hewlett Packard Enterprise	84,095		1,295,904
HP	67,799		2,483,477
IPG Photonics	2,164	[a]	204,455
Juniper Networks	21,392		674,276
Keysight Technologies	11,571	[a]	1,623,064
Motorola Solutions	10,345		2,210,623
NetApp	14,214		1,041,176
Seagate Technology Holdings	12,912		1,059,300
TE Connectivity	20,662		2,578,204
Teledyne Technologies	2,910	[a]	1,255,811
Trimble	15,504	[a]	1,034,117
Western Digital	19,566	[a]	1,038,368
Zebra Technologies, Cl. A	3,401	[a]	1,257,214
			191,652,033
Telecommunication Services - 1.2%
AT&T	446,069		8,412,861
Lumen Technologies	55,981		563,169
T-Mobile US	36,766	[a]	4,527,365
Verizon Communications	262,875		12,171,112
			25,674,507
Transportation - 1.8%
Alaska Air Group	8,096	[a]	440,341
American Airlines Group	39,389	[a,b]	739,332
C.H. Robinson Worldwide	7,977		846,759
CSX	139,524		4,791,254
Delta Air Lines	41,142	[a]	1,770,340
Expeditors International of Washington	10,744		1,064,408
FedEx	15,380		3,056,621

16

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Transportation - 1.8% (continued)
J.B. Hunt Transport Services	5,236		894,571
Norfolk Southern	15,154		3,907,914
Old Dominion Freight Line	5,891		1,650,187
Southwest Airlines	37,109	[a]	1,733,732
Union Pacific	40,012		9,374,411
United Airlines Holdings	20,428	[a,b]	1,031,614
United Parcel Service, Cl. B	45,465		8,182,791
			39,484,275
Utilities - 2.9%
Alliant Energy	15,523		912,908
Ameren	16,323		1,516,407
American Electric Power	31,476		3,119,586
American Water Works	11,389		1,754,817
Atmos Energy	8,442		957,323
CenterPoint Energy	39,379		1,205,391
CMS Energy	18,275		1,255,310
Consolidated Edison	22,148		2,054,006
Constellation Energy	20,356		1,205,279
Dominion Energy	50,982		4,162,170
DTE Energy	12,309		1,612,971
Duke Energy	48,168		5,306,187
Edison International	23,455		1,613,469
Entergy	12,585		1,495,727
Evergy	14,404		977,311
Eversource Energy	21,552		1,883,645
Exelon	61,069		2,856,808
FirstEnergy	35,705		1,546,384
NextEra Energy	122,567		8,704,708
NiSource	24,772		721,361
NRG Energy	15,895		570,631
Pinnacle West Capital	6,950		494,840
PPL	47,461		1,343,621
Public Service Enterprise Group	31,739		2,210,939
Sempra Energy	19,874		3,206,869
The AES	42,697		871,873
The Southern Company	66,794		4,902,012
WEC Energy Group	19,778		1,978,789
Xcel Energy	33,456		2,450,987
			62,892,329
Total Common Stocks (cost $475,814,729)			2,187,530,316

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,736,186)	0.38	6,736,186	[d]	6,736,186

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $912,876)	0.38	912,876	[d]	912,876
Total Investments (cost $483,463,791)		100.0%		2,195,179,378
Liabilities, Less Cash and Receivables		(.0%)		(571,590)
Net Assets		100.0%		2,194,607,788

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $21,880,925 and the value of the collateral was $23,118,168, consisting of cash collateral of $912,876 and U.S. Government & Agency securities valued at $22,205,292. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.3
Health Care	14.1
Consumer Discretionary	11.4
Financials	10.9
Communication Services	8.6
Industrials	7.8
Consumer Staples	6.8
Energy	4.2
Real Estate	2.9
Utilities	2.9
Materials	2.8
Investment Companies	.3
100.0

† Based on net assets.

See notes to financial statements.

18

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	14,232,745	108,613,904	(116,110,463)	6,736,186	10,017
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	67,416	11,081,146	(10,235,686)	912,876	16,848	††
Total - .3%	14,300,161	119,695,050	(126,346,149)	7,649,062	26,865

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's 500 E-mini	40	6/17/2022	8,764,260	8,255,000	(509,260)
Gross Unrealized Depreciation				(509,260)

See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,880,925)—Note 1(c):
Unaffiliated issuers	475,814,729	2,187,530,316
Affiliated issuers	7,649,062	7,649,062
Cash		201,038
Dividends and securities lending income receivable		1,534,473
Receivable for shares of Common Stock subscribed		1,141,302
Cash collateral held by broker—Note 4		442,000
		2,198,498,191
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		946,936
Payable for shares of Common Stock redeemed		1,599,999
Liability for securities on loan—Note 1(c)		912,876
Payable for futures variation margin—Note 4		307,618
Directors’ fees and expenses payable		122,974
		3,890,403
Net Assets ($)		2,194,607,788
Composition of Net Assets ($):
Paid-in capital		405,774,176
Total distributable earnings (loss)		1,788,833,612
Net Assets ($)		2,194,607,788

Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)	42,155,555
Net Asset Value Per Share ($)	52.06

See notes to financial statements.

20

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,511 foreign taxes withheld at source):
Unaffiliated issuers	17,242,347
Affiliated issuers	10,017
Income from securities lending—Note 1(c)	16,848
Total Income	17,269,212
Expenses:
Management fee—Note 3(a)	3,017,653
Shareholder servicing costs—Note 3(b)	3,017,653
Directors’ fees—Note 3(a,c)	90,000
Loan commitment fees—Note 2	19,210
Interest expense—Note 2	3,213
Total Expenses	6,147,729
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(90,000)
Net Expenses	6,057,729
Net Investment Income	11,211,483
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	88,361,286
Net realized gain (loss) on futures	1,244,967
Net Realized Gain (Loss)	89,606,253
Net change in unrealized appreciation (depreciation) on investments	(339,621,700)
Net change in unrealized appreciation (depreciation) on futures	(1,310,928)
Net Change in Unrealized Appreciation (Depreciation)	(340,932,628)
Net Realized and Unrealized Gain (Loss) on Investments	(251,326,375)
Net (Decrease) in Net Assets Resulting from Operations	(240,114,892)

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	11,211,483	22,999,842
Net realized gain (loss) on investments	89,606,253	307,456,018
Net change in unrealized appreciation (depreciation) on investments	(340,932,628)	498,798,243
Net Increase (Decrease) in Net Assets Resulting from Operations	(240,114,892)	829,254,103
Distributions ($):
Distributions to shareholders	(295,603,031)	(252,882,658)
Capital Stock Transactions ($):
Net proceeds from shares sold	134,468,522	267,327,204
Distributions reinvested	286,781,332	246,115,792
Cost of shares redeemed	(244,425,105)	(615,301,976)
Increase (Decrease) in Net Assets from Capital Stock Transactions	176,824,749	(101,858,980)
Total Increase (Decrease) in Net Assets	(358,893,174)	474,512,465
Net Assets ($):
Beginning of Period	2,553,500,962	2,078,988,497
End of Period	2,194,607,788	2,553,500,962
Capital Share Transactions (Shares):
Shares sold	2,298,671	4,624,629
Shares issued for distributions reinvested	4,860,700	4,722,099
Shares redeemed	(4,102,336)	(10,632,400)
Net Increase (Decrease) in Shares Outstanding	3,057,035	(1,285,672)

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2022		Year Ended October 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	65.31	51.48	53.93	55.44	56.66	51.04
Investment Operations:
Net investment income[a]	.27	.56	.71	.79	.78	.80
Net realized and unrealized gain (loss) on investments	(5.80)	19.58	4.07	5.03	2.97	10.12
Total from Investment Operations	(5.53)	20.14	4.78	5.82	3.75	10.92
Distributions:
Dividends from net investment income	(.58)	(.75)	(.85)	(.84)	(.86)	(.91)
Dividends from net realized gain on investments	(7.14)	(5.56)	(6.38)	(6.49)	(4.11)	(4.39)
Total Distributions	(7.72)	(6.31)	(7.23)	(7.33)	(4.97)	(5.30)
Net asset value, end of period	52.06	65.31	51.48	53.93	55.44	56.66
Total Return (%)	(9.85)[b]	42.21	9.13	13.76	6.83	23.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[c]	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50[c]	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.93[c]	.95	1.41	1.55	1.39	1.52
Portfolio Turnover Rate	.74[b]	3.31	2.43	2.81	3.06	2.88
Net Assets, end of period ($ x 1,000)	2,194,608	2,553,501	2,078,988	2,272,556	2,428,012	2,661,282

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon S&P 500 Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

24

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

26

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,187,530,316	-	-	2,187,530,316
Investment Companies	7,649,062	-	-	7,649,062
Liabilities ($)
Other Financial Instruments:
Futures††	(509,260)	-	-	(509,260)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $2,297 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

28

the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $31,640,973 and long-term capital gains $221,241,685. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2022 was approximately $629,834 with a related weighted average annualized interest rate of 1.03%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2022, fees reimbursed by the Adviser amounted to $90,000.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, the fund was charged $3,017,653 pursuant to the Shareholder Services Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $480,718 and Shareholder Services Plan fees of $480,718, which are offset against an expense reimbursement currently in effect in the amount of $14,500.

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(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended April 30, 2022, amounted to $17,786,172 and $118,053,290, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2022 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Equity futures	18,232,870

At April 30, 2022, accumulated net unrealized appreciation on investments inclusive of derivatives contracts was $1,711,206,327, consisting of $1,734,275,633 gross unrealized appreciation and $23,069,306 gross unrealized depreciation.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder

32

defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

In August 2021, the Second Circuit affirmed the trial court's dismissal of the Trustee's intentional fraudulent conveyance claims against the shareholder defendants, and also affirmed denial of the Trustee’s request for leave to amend the complaint to add federal constructive conveyance claims against the shareholder defendants. In September 2021, the Trustee sought to have its appeal re-heard by some or all of the Second Circuit's judges, which the Second Circuit denied.

The Trustee petitioned the United States Supreme Court for a writ of certiorari in early 2022, in which the Trustee challenged only the Second Circuit’s decision to affirm dismissal of the Trustee’s intentional fraudulent conveyance claims. The writ of certiorari did not challenge the Second Circuit’s decision to affirm the trial court’s denial of the Trustee’s motion to add constructive fraudulent conveyance claims against the shareholder defendants. Having declined to petition for cert. review of that decision,

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

denial of the Trustee’s motion to add constructive fraudulent conveyance claims is now final.

As previously reported, the shareholder defendants did not believe the Trustee’s cert. petition warranted any further response, and informed the Supreme Court that they were waiving their right to file a response unless and until a response is requested from the Court.

The Supreme Court did not request or require a response from the shareholder defendants, and, on its own accord, denied the Trustee’s petition for certiorari. With the record reflecting dismissal of any remaining claims against the shareholder defendants, and denial of the Trustee’s request for leave to add new claims, and with all rights of appeal now exhausted, this matter is fully and finally concluded. Going forward, this matter will be considered closed, and will not be the subject of any further reporting.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s shares with the performance of a group of retail pure index no-load S&P 500 index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional S&P 500 index funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all retail pure index no-load S&P 500 index funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star rating for each of the five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio managers that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship

36

of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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For More Information

BNY Mellon S&P 500 Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	PEOPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0078SA0422

BNY Mellon Smallcap Stock Index Fund

SEMI-ANNUAL REPORT April 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, the BNY Mellon Smallcap Stock Index Fund’s (the “fund”) Class Investor shares produced a total return of −11.38%, and its Class I shares returned −11.28%.1 In comparison, the S&P SmallCap 600® Index (the “Index”), the fund’s benchmark, produced a −11.13% total return for the same period.2,3

Small-cap equities lost ground during the reporting period under pressure from increasing inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the Index and in futures whose performance is tied to the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index and in futures whose performance is tied to the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The Index is an unmanaged index composed of 600 domestic stocks. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $850 million and $3.6 billion, to the extent consistent with market conditions.

Equities Decline as Inflation Mounts

Investor sentiment started the reporting period on a mixed note. Large-cap stocks rose as businesses reopened, and consumer spending remained strong, while small- and mid-cap stocks retreated, buffeted by inflation concerns. Inflation-related fears deepened in early 2022 as commodity prices rose in response to wage increases and pandemic-related supply-chain bottlenecks. Government stimulus and accommodative monetary policies further added to inflationary pressures. Those pressures were exacerbated by the Russian invasion of Ukraine, which heightened investor uncertainty and drove equites still lower. While consumer spending and corporate earnings remained positive, U.S. GDP (gross domestic product) declined in the first quarter of the new year in response to supply shortages, international trade imbalances and rising inflation. Energy costs, already at elevated levels,

2

spiked higher, along with prices of crucial agricultural chemicals and industrial metals. Value-oriented shares held up better than growth-oriented equities as the threat of rising interest rates from the U.S. Federal Reserve (the “Fed”) caused investors to question the pace of future growth and the relative value of future earnings. Small-cap shares significantly underperformed their large- and mid-cap counterparts, as measured by the Index.

Information Technology Leads the Small-Cap Market Lower

The information technology sector, which includes many of the fastest growing companies in the Index, saw shares decline as investors discounted future earnings as measured against potentially higher interest rates. Consumer discretionary stocks suffered due to rising input prices and seemingly intractable supply-chain bottlenecks. Health care companies saw declining revenues from pandemic-related testing and immunization, leading to lower share prices. Financials stocks lost ground as the flattening yield curve cut into banks’ net interest margins, detracting from profits.

On the positive side, shares in oil and natural gas exploration and production companies soared as energy prices climbed. Utility stocks generated more modest gains due to their value-oriented investment proposition and the ability of power generators to insulate profits from rising input expenses by hedging energy costs. Consumer staples, another value-oriented sector that typically tends to outperform during times of increasing economic stress and uncertainty, gained ground as well.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that rising inflation and geopolitical uncertainties related to the war in Ukraine are likely to pose challenges for equity investors for the foreseeable future. Key questions facing markets remain: how aggressively the Fed will move in raising interest rates to combat inflation, how quickly they will reduce their Treasury and mortgage portfolio, and how effective their actions will prove in avoiding a recession as they seek to engineer a soft landing for the economy. While challenges clearly loom for equity markets, we also see opportunities, supported by persistently strong levels of consumer spending and corporate profitability. We believe that, on balance, prospects for economic growth remain positive, if modest, for the rest of 2022, offering potential for a

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

market rebound. As always, we continue to monitor factors that affect the fund’s investments.

May 16, 2022

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Smallcap Stock Index Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Investor Shares	Class I
Expenses paid per $1,000†	$2.34	$1.17
Ending value (after expenses)	$886.20	$887.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Investor Shares	Class I
Expenses paid per $1,000†	$2.51	$1.25
Ending value (after expenses)	$1,022.32	$1,023.55
†

Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.0%
Automobiles & Components - 1.4%
American Axle & Manufacturing Holdings	197,592	[a]	1,308,059
Dorman Products	48,966	[a]	4,833,924
Gentherm	57,763	[a]	3,894,381
LCI Industries	43,712		4,254,052
Motorcar Parts of America	32,679	[a]	497,048
Patrick Industries	38,962		2,425,384
Standard Motor Products	32,956		1,406,562
Winnebago Industries	58,077	[b]	3,088,535
XPEL	28,191	[a,b]	1,219,825
			22,927,770
Banks - 11.8%
Allegiance Bancshares	32,878		1,343,395
Ameris Bancorp	113,732		4,742,624
Axos Financial	92,088	[a]	3,488,293
Banc of California	92,697		1,672,254
BancFirst	32,967	[b]	2,695,052
BankUnited	148,258		5,565,605
Banner	59,339		3,186,504
Berkshire Hills Bancorp	84,366		2,087,215
Brookline Bancorp	135,146		1,954,211
Capitol Federal Financial	222,399		2,141,702
Central Pacific Financial	47,331		1,144,464
City Holding	26,216		2,028,594
Columbia Banking System	134,678		3,781,758
Community Bank System	92,971		5,987,332
Customers Bancorp	52,126	[a]	2,192,941
CVB Financial	234,594		5,400,354
Dime Community Bancshares	56,483		1,775,826
Eagle Bancorp	54,706		2,754,447
FB Financial	61,290		2,361,504
First Bancorp	59,422		2,225,948
First Bancorp	349,536		4,757,185
First Commonwealth Financial	163,406		2,202,713
First Financial Bancorp	163,621		3,346,049
First Hawaiian	220,780		5,212,616
Flagstar Bancorp	91,863		3,242,764
Hanmi Financial	53,131		1,229,983
Heritage Financial	61,333		1,485,485
Hilltop Holdings	105,280		2,683,587
HomeStreet	34,570		1,403,196

6

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Banks - 11.8% (continued)
Hope Bancorp	208,511		2,981,707
Independent Bank	81,917		6,320,716
Independent Bank Group	63,622		4,313,572
Lakeland Financial	43,891	[b]	3,196,143
Meta Financial Group	51,696		2,256,530
Mr. Cooper Group	130,200	[a]	5,855,094
National Bank Holdings, Cl. A	51,535		1,881,543
NBT Bancorp	74,335		2,616,592
NMI Holdings, Cl. A	148,316	[a]	2,726,048
Northfield Bancorp	74,873		980,088
Northwest Bancshares	218,826		2,774,714
OFG Bancorp	86,741		2,305,576
Pacific Premier Bancorp	163,224		5,118,705
Park National	24,924		2,937,293
Preferred Bank	23,127		1,552,284
Provident Financial Services	131,411		2,908,125
Renasant	96,661		2,879,531
S&T Bancorp	68,825		1,944,994
Seacoast Banking Corp. of Florida	101,196		3,288,870
ServisFirst Bancshares	84,499		6,786,960
Simmons First National, Cl. A	218,223		5,208,983
Southside Bancshares	55,580		2,178,180
The Bancorp	99,488	[a]	2,257,383
Tompkins Financial	20,640		1,506,720
Triumph Bancorp	41,017	[a]	2,848,220
TrustCo Bank	33,294		1,037,108
Trustmark	106,767		2,976,664
United Community Bank	180,892		5,452,085
Veritex Holdings	84,896		2,788,834
Walker & Dunlop	51,118		6,121,892
Westamerica Bancorporation	46,455		2,737,129
WSFS Financial	113,493		4,547,665
			189,379,549
Capital Goods - 10.0%
AAON	71,162		3,468,436
AAR	58,049	[a]	2,727,142
Aerojet Rocketdyne Holdings	129,059	[a]	5,159,779
AeroVironment	39,769	[a,b]	3,194,246
Alamo Group	17,040		2,154,538
Albany International, Cl. A	55,930		4,374,845
American Woodmark	28,851	[a]	1,351,669
Apogee Enterprises	42,859		1,885,796
Applied Industrial Technologies	66,582		6,970,470

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Capital Goods - 10.0% (continued)
Arcosa	83,853		4,488,651
Astec Industries	38,770		1,515,907
AZZ	42,377		1,934,086
Barnes Group	80,761		2,711,954
Boise Cascade	67,632		5,111,627
CIRCOR International	34,798	[a]	683,781
Comfort Systems USA	62,237		5,254,048
DXP Enterprises	29,507	[a]	697,250
Encore Wire	34,780		3,923,532
Enerpac Tool Group	103,403	[a]	2,076,332
EnPro Industries	35,794		3,336,359
ESCO Technologies	45,008		2,810,750
Federal Signal	105,183		3,579,377
Franklin Electric	67,126		4,694,792
Gibraltar Industries	56,379	[a]	2,133,381
GMS	73,975	[a]	3,547,101
Granite Construction	79,876	[b]	2,368,323
Griffon	81,162		1,518,541
Hillenbrand	126,492		5,163,403
Insteel Industries	33,558		1,423,530
John Bean Technologies	54,958		6,478,999
Kaman	48,167		1,878,995
Lindsay	18,838		2,545,956
Meritor	122,423	[a]	4,396,210
Moog, Cl. A	50,262		4,014,426
Mueller Industries	99,104		5,366,482
MYR Group	29,079	[a]	2,299,858
National Presto Industries	8,704		619,116
NOW	192,877	[a]	2,102,359
NV5 Global	20,428	[a]	2,447,274
Park Aerospace	35,491		415,245
PGT Innovations	102,239	[a]	1,816,787
Powell Industries	15,895		306,773
Proto Labs	47,695	[a]	2,032,284
Quanex Building Products	57,787		1,110,666
Resideo Technologies	249,931	[a]	5,620,948
SPX	78,834	[a]	3,303,145
Standex International	21,240		1,997,410
Tennant	32,173		2,077,732
The Greenbrier Companies	56,032		2,393,127
Titan International	89,579	[a]	1,241,565
Triumph Group	112,701	[a]	2,540,281
UFP Industries	106,908		8,271,472

8

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Capital Goods - 10.0% (continued)
Veritiv	23,772	[a]	3,340,917
Wabash National	83,193		1,190,492
			160,068,165
Commercial & Professional Services - 3.8%
ABM Industries	116,060		5,602,216
Brady, Cl. A	83,027		3,715,458
CoreCivic	210,102	[a]	2,611,568
Deluxe	74,326		2,012,748
Exponent	89,881		8,611,499
Forrester Research	19,419	[a]	1,081,444
Harsco	139,062	[a]	1,421,214
Healthcare Services Group	127,486		2,178,736
Heidrick & Struggles International	33,692		1,076,796
HNI	74,766		2,664,660
Interface	103,916		1,318,694
KAR Auction Services	210,298	[a]	3,082,969
Kelly Services, Cl. A	62,067		1,197,272
Korn Ferry	94,200		5,787,648
ManTech International, Cl. A	47,862		3,845,233
Matthews International, Cl. A	54,631		1,628,550
Pitney Bowes	288,855		1,522,266
Resources Connection	53,853		925,733
The GEO Group	214,765	[a,b,c]	1,402,415
TrueBlue	61,318	[a]	1,567,901
U.S. Ecology	54,155	[a]	2,598,898
UniFirst	26,163		4,507,885
Viad	35,107	[a]	1,149,754
			61,511,557
Consumer Durables & Apparel - 3.8%
Cavco Industries	14,636	[a]	3,457,755
Century Communities	51,468		2,713,393
Ethan Allen Interiors	38,946		924,578
Fossil Group	81,868	[a]	808,856
G-III Apparel Group	76,156	[a]	2,016,611
Installed Building Products	40,872		3,288,970
iRobot	46,495	[a]	2,354,972
Kontoor Brands	82,600		3,281,698
La-Z-Boy	76,210		2,002,799
LGI Homes	37,032	[a,b]	3,470,269
M.D.C. Holdings	97,316		3,591,934
M/I Homes	49,855	[a]	2,207,579
Meritage Homes	64,563	[a]	5,329,676
Movado Group	29,035		1,044,389

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Consumer Durables & Apparel - 3.8% (continued)
Oxford Industries	27,335		2,449,216
Sonos	221,274	[a,b]	5,049,473
Steven Madden	132,028		5,421,070
Sturm Ruger & Co.	30,237	[b]	2,060,652
Tupperware Brands	84,827	[a,b]	1,491,259
Unifi	23,631	[a]	346,667
Universal Electronics	22,122	[a]	652,599
Vera Bradley	44,186	[a]	271,744
Vista Outdoor	97,433	[a]	3,432,565
Wolverine World Wide	142,241		2,819,217
			60,487,941
Consumer Services - 2.2%
Adtalem Global Education	86,688	[a]	2,540,825
American Public Education	33,405	[a]	649,393
BJ's Restaurants	40,139	[a]	1,115,463
Bloomin‘ Brands	140,169		3,082,316
Brinker International	76,792	[a]	2,789,853
Chuy's Holdings	34,305	[a]	857,968
Dave & Buster's Entertainment	67,324	[a]	3,063,242
Dine Brands Global	29,582		2,120,734
El Pollo Loco Holdings	34,829	[a]	370,929
Golden Entertainment	34,816	[a]	1,669,775
Jack in the Box	36,546		3,024,547
Monarch Casino & Resort	22,852	[a]	1,603,068
Perdoceo Education	119,381	[a]	1,334,680
Red Robin Gourmet Burgers	27,172	[a]	358,399
Ruth's Hospitality Group	53,577		1,123,510
Shake Shack, Cl. A	67,315	[a]	3,892,826
Strategic Education	39,485		2,550,731
The Cheesecake Factory	83,927		3,097,746
WW International	90,232	[a]	883,371
			36,129,376
Diversified Financials - 3.2%
Apollo Commercial Real Estate Finance	226,864	[b,c]	2,731,443
ARMOUR Residential REIT	155,229	[b,c]	1,139,381
B. Riley Financial	28,092		1,268,635
Blucora	82,997	[a]	1,680,689
Brightsphere Investment Group	60,593		1,214,284
Donnelley Financial Solutions	50,303	[a]	1,472,369
Ellington Financial	94,725	[b,c]	1,533,598
Encore Capital Group	42,572	[a]	2,461,087
Enova International	59,133	[a]	2,211,574
EZCORP, Cl. A	94,987	[a]	664,909

10

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Diversified Financials - 3.2% (continued)
Franklin BSP Realty Trust	74,773	[c]	991,490
Granite Point Mortgage Trust	93,552	[c]	910,261
Green Dot, Cl. A	94,207	[a]	2,494,601
Greenhill & Co.	22,091		267,522
Invesco Mortgage Capital	535,049	[b,c]	930,985
KKR Real Estate Finance Trust	78,633	[c]	1,494,027
LendingTree	19,651	[a]	1,560,682
New York Mortgage Trust	652,013	[b,c]	2,099,482
PennyMac Mortgage Investment Trust	164,234	[b,c]	2,519,350
Piper Sandler	24,395		2,804,937
PRA Group	75,553	[a]	3,175,493
PROG Holdings	97,645	[a]	2,584,663
Ready Capital	116,427	[b,c]	1,696,341
Redwood Trust	199,372	[c]	1,933,908
StoneX Group	29,564	[a]	2,003,848
Two Harbors Investment	598,499	[c]	2,878,780
Virtus Investment Partners	12,311		2,181,017
WisdomTree Investments	185,495	[b]	1,081,436
World Acceptance	7,040	[a]	1,328,518
			51,315,310
Energy - 5.7%
Archrock	229,785		2,001,427
Bristow Group	39,556	[a]	1,179,560
Callon Petroleum	81,525	[a,b]	4,179,787
Civitas Resources	124,928	[b]	7,323,279
CONSOL Energy	54,585	[a]	2,595,517
Core Laboratories	80,228	[b]	2,085,928
DMC Global	32,613	[a]	651,934
Dorian LPG	48,386		712,242
Dril-Quip	61,323	[a]	1,771,008
Green Plains	92,616	[a]	2,599,731
Helix Energy Solutions Group	249,531	[a]	1,025,572
Helmerich & Payne	182,720		8,410,602
Laredo Petroleum	24,995	[a,b]	1,779,894
Nabors Industries	13,522	[a]	2,090,772
Oceaneering International	173,431	[a]	1,964,973
Oil States International	109,380	[a]	739,409
Par Pacific Holdings	80,603	[a]	1,182,446
Patterson-UTI Energy	371,386		6,105,586
PBF Energy, Cl. A	163,408	[a]	4,748,636
ProPetro Holding	145,346	[a]	2,055,192
Ranger Oil, Cl. A	36,244	[a]	1,154,371
Renewable Energy Group	86,706	[a]	5,294,268

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Energy - 5.7% (continued)
REX American Resources	8,886	[a]	752,022
RPC	123,219	[a]	1,274,084
SM Energy	209,514		7,444,032
Southwestern Energy	1,927,403	[a]	14,455,522
Talos Energy	70,943	[a]	1,289,034
U.S. Silica Holdings	127,684	[a]	2,372,369
World Fuel Services	108,235		2,621,452
			91,860,649
Food & Staples Retailing - .9%
PriceSmart	41,934		3,331,656
SpartanNash	62,103		2,128,891
The Andersons	52,698		2,647,021
The Chefs' Warehouse	56,436	[a]	2,065,558
United Natural Foods	100,595	[a]	4,318,543
			14,491,669
Food, Beverage & Tobacco - 2.9%
B&G Foods	111,684	[b]	3,007,650
Calavo Growers	29,997		1,087,091
Cal-Maine Foods	64,605		3,471,227
Celsius Holdings	66,217	[a,b]	3,443,284
Coca-Cola Consolidated	8,054		3,555,841
Fresh Del Monte Produce	57,530		1,498,656
Hostess Brands	239,961	[a]	5,444,715
J&J Snack Foods	25,653		3,840,254
John B. Sanfilippo & Son	15,213	[a]	1,181,137
MGP Ingredients	21,633	[b]	1,975,742
National Beverage	40,727	[a]	1,795,246
Seneca Foods, Cl. A	10,494	[a]	569,299
The Simply Good Foods Company	145,895	[a]	6,076,527
Tootsie Roll Industries	31,412	[b]	1,100,362
TreeHouse Foods	96,538	[a]	3,040,947
Universal	42,949		2,484,600
Vector Group	225,285		2,865,625
			46,438,203
Health Care Equipment & Services - 7.9%
Addus HomeCare	27,269	[a]	2,298,231
Allscripts Healthcare Solutions	212,962	[a]	4,399,795
AMN Healthcare Services	81,538	[a]	7,970,339
AngioDynamics	67,953	[a]	1,430,411
Apollo Medical Holdings	65,067	[a,b]	2,373,644
Avanos Medical	83,967	[a]	2,448,478
BioLife Solutions	51,314	[a]	650,148
Cardiovascular Systems	70,172	[a]	1,312,216

12

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Health Care Equipment & Services - 7.9% (continued)
Community Health Systems	213,959	[a]	1,641,066
Computer Programs & Systems	25,390	[a]	810,449
CONMED	50,692		6,740,008
CorVel	16,171	[a]	2,507,799
Covetrus	178,467	[a]	2,462,845
Cross Country Healthcare	60,202	[a]	1,128,185
CryoLife	68,299	[a]	1,385,787
Cutera	28,410	[a,b]	1,542,947
Embecta	98,227	[a]	2,989,048
Fulgent Genetics	33,407	[a,b]	1,833,376
Glaukos	81,117	[a]	3,836,023
Hanger	63,823	[a]	1,049,250
HealthStream	44,455	[a]	849,090
Heska	18,635	[a,b]	2,046,868
Inogen	36,143	[a]	913,695
Integer Holdings	56,850	[a]	4,273,414
Lantheus Holdings	117,202	[a]	7,783,385
LeMaitre Vascular	33,735		1,457,689
MEDNAX	147,625	[a]	2,734,015
Meridian Bioscience	75,700	[a]	1,937,163
Merit Medical Systems	87,773	[a]	5,442,804
Mesa Laboratories	9,171	[b]	1,959,201
ModivCare	21,205	[a]	2,204,684
Natus Medical	58,368	[a]	1,941,903
NextGen Healthcare	96,560	[a]	1,820,156
Omnicell	75,966	[a]	8,293,208
OptimizeRx	30,956	[a]	870,173
OraSure Technologies	125,179	[a]	768,599
Orthofix Medical	34,181	[a]	1,059,611
Owens & Minor	130,551		4,633,255
RadNet	80,738	[a]	1,574,391
Select Medical Holdings	184,208		4,164,943
Simulations Plus	26,887	[b]	1,254,547
SurModics	23,668	[a]	915,005
Tactile Systems Technology	32,994	[a]	556,939
The Ensign Group	90,499		7,269,785
The Joint	25,646	[a]	782,716
The Pennant Group	47,140	[a]	772,625
Tivity Health	77,456	[a]	2,488,661
U.S. Physical Therapy	22,559		2,340,947
Varex Imaging	68,672	[a]	1,363,139
Zimvie Inc	36,720	[a]	826,200

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Health Care Equipment & Services - 7.9% (continued)
Zynex	35,348	[b]	225,167
			126,334,023
Household & Personal Products - 1.3%
Central Garden & Pet	16,608	[a,b]	727,264
Central Garden & Pet, Cl. A	68,108	[a]	2,818,309
e.l.f. Beauty	83,241	[a]	2,025,254
Edgewell Personal Care	92,799		3,539,354
Inter Parfums	31,023		2,535,510
Medifast	20,151		3,594,132
USANA Health Sciences	20,351	[a]	1,560,108
WD-40	23,533	[b]	4,329,601
			21,129,532
Insurance - 2.5%
Ambac Financial Group	79,261	[a]	612,688
American Equity Investment Life Holding	142,138		5,361,445
AMERISAFE	33,697		1,561,856
Assured Guaranty	120,240		6,631,236
eHealth	41,280	[a]	332,304
Employers Holdings	48,573		1,910,862
Genworth Financial, Cl. A	871,179	[a]	3,232,074
HCI Group	13,465		862,972
Horace Mann Educators	71,689		2,856,807
James River Group Holdings	64,075		1,519,218
Palomar Holdings	41,817	[a]	2,276,936
ProAssurance	93,812		2,304,961
Safety Insurance Group	24,774		2,131,555
Selectquote	217,599	[a]	448,254
SiriusPoint	147,352	[a]	925,371
Stewart Information Services	46,630		2,406,108
Trupanion	59,571	[a]	3,789,907
United Fire Group	37,185		1,089,149
Universal Insurance Holdings	48,409		608,017
			40,861,720
Materials - 5.5%
AdvanSix	48,255		2,149,278
Allegheny Technologies	220,347	[a]	5,989,031
American Vanguard	45,456		972,758
Arconic	183,255	[a]	4,610,696
Balchem	56,185		6,921,992
Carpenter Technology	84,155		3,213,038
Century Aluminum	87,095	[a]	1,469,293
Clearwater Paper	29,323	[a]	970,885

14

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Materials - 5.5% (continued)
Compass Minerals International	58,761		3,474,538
FutureFuel	46,705		444,165
GCP Applied Technologies	93,724	[a]	2,940,122
Glatfelter	77,387		851,257
H.B. Fuller	90,906		6,063,430
Hawkins	32,589		1,214,918
Haynes International	21,763		850,498
Innospec	42,512		4,051,819
Kaiser Aluminum	27,278		2,632,327
Koppers Holdings	37,532		910,526
Livent	278,679	[a]	5,952,583
Materion	35,335		3,008,775
Mercer International	71,005		1,136,790
Myers Industries	61,667		1,352,357
Neenah	28,674		1,015,060
O-I Glass	267,380	[a]	3,604,282
Olympic Steel	15,725		539,839
Quaker Chemical	23,324	[b]	3,795,048
Rayonier Advanced Materials	107,614	[a]	552,060
Schweitzer-Mauduit International	53,436		1,344,450
Stepan	36,862		3,763,979
SunCoke Energy	143,672		1,195,351
Sylvamo	61,257	[a]	2,735,125
TimkenSteel	72,057	[a,b]	1,489,418
Tredegar	46,438		531,715
Trinseo	67,254	[b]	3,191,202
Warrior Met Coal	88,494		3,014,991
			87,953,596
Media & Entertainment - 1.0%
AMC Networks, Cl. A	50,970	[a]	1,663,151
Cars.com	112,136	[a]	1,246,952
Cinemark Holdings	182,431	[a]	2,893,356
Gannett	248,875	[a]	997,989
Loyalty Ventures	35,559	[a]	454,800
QuinStreet	85,113	[a]	809,425
Scholastic	52,961		1,951,613
TechTarget	46,190	[a]	3,109,049
The E.W. Scripps Company, Cl. A	99,734	[a]	1,641,622
The Marcus	37,435	[a,b]	588,853
Thryv Holdings	30,273	[a]	781,952
			16,138,762
Pharmaceuticals Biotechnology & Life Sciences - 4.0%
Amphastar Pharmaceuticals	63,855	[a]	2,264,937

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 4.0% (continued)
ANI Pharmaceuticals	22,036	[a]	650,282
Anika Therapeutics	24,784	[a]	533,600
Arcus Biosciences	78,323	[a]	1,896,200
Avid Bioservices	105,254	[a,b]	1,416,719
Cara Therapeutics	73,710	[a]	642,751
Coherus Biosciences	109,985	[a]	994,264
Collegium Pharmaceutical	59,623	[a]	959,930
Corcept Therapeutics	165,606	[a]	3,562,185
Cytokinetics	144,643	[a,b]	5,766,916
Eagle Pharmaceuticals	19,685	[a]	868,699
Emergent BioSolutions	82,713	[a]	2,678,247
Enanta Pharmaceuticals	31,400	[a,b]	2,022,160
Endo International	409,580	[a]	819,160
Harmony Biosciences Holdings	38,918	[a]	1,752,867
Innoviva	106,928	[a,b]	1,824,192
iTeos Therapeutics	35,278	[a]	941,570
Ligand Pharmaceuticals	28,882	[a]	2,681,983
Myriad Genetics	138,258	[a]	2,834,289
Nektar Therapeutics	319,749	[a,b]	1,320,563
NeoGenomics	212,813	[a]	2,011,083
Organogenesis Holdings	108,173	[a]	696,634
Pacira Biosciences	76,913	[a,b]	5,735,402
Phibro Animal Health, Cl. A	34,192		615,114
Prestige Consumer Healthcare	86,450	[a]	4,725,357
REGENXBIO	64,642	[a]	1,794,462
Supernus Pharmaceuticals	91,889	[a]	2,563,703
uniQure	60,982	[a,b]	911,071
Vanda Pharmaceuticals	98,014	[a]	972,299
Vericel	80,361	[a,b]	2,290,288
Vir Biotechnology	125,912	[a]	2,562,309
Xencor	100,869	[a]	2,519,708
			63,828,944
Real Estate - 8.6%
Acadia Realty Trust	153,277	[c]	3,206,555
Agree Realty	123,393	[c]	8,380,853
Alexander & Baldwin	125,429	[c]	2,659,095
American Assets Trust	91,164	[c]	3,336,602
Armada Hoffler Properties	116,596	[c]	1,579,876
Brandywine Realty Trust	297,224	[c]	3,468,604
CareTrust REIT	167,935	[c]	2,722,226
Centerspace	25,981	[c]	2,397,007
Chatham Lodging Trust	84,963	[a,c]	1,220,069

16

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Real Estate - 8.6% (continued)
Community Healthcare Trust	41,098	[c]	1,513,228
DiamondRock Hospitality	365,209	[a,c]	3,878,520
Diversified Healthcare Trust	421,239	[c]	947,788
Douglas Elliman	115,115		697,597
Easterly Government Properties	148,753	[c]	2,833,745
Essential Properties Realty Trust	209,754	[c]	5,034,096
Four Corners Property Trust	134,129	[c]	3,683,182
Franklin Street Properties	161,005	[c]	830,786
Getty Realty	67,774	[c]	1,823,798
Global Net Lease	177,571	[c]	2,491,321
Hersha Hospitality Trust	55,012	[a,c]	538,017
Independence Realty Trust	382,011	[b,c]	10,413,620
Industrial Logistics Properties Trust	114,120	[c]	1,844,179
Innovative Industrial Properties	47,154	[c]	6,817,997
iStar	119,963	[b,c]	2,020,177
LTC Properties	67,647	[b,c]	2,232,351
LXP Industrial Trust	487,503	[c]	6,118,163
Marcus & Millichap	42,805		1,917,236
NexPoint Residential Trust	39,409	[c]	3,513,706
Office Properties Income Trust	84,837	[c]	1,834,176
Orion Office REIT	98,068	[b,c]	1,316,073
RE/MAX Holdings, Cl. A	32,034		751,518
Realogy Holdings	200,059	[a]	2,192,647
Retail Opportunity Investments	210,596	[c]	3,923,403
RPT Realty	146,272	[c]	1,943,955
Safehold	24,348	[c]	1,048,181
Saul Centers	22,267	[c]	1,149,200
Service Properties Trust	284,842	[c]	2,312,917
SITE Centers	309,318	[c]	4,918,156
Summit Hotel Properties	182,950	[a,c]	1,805,716
Tanger Factory Outlet Centers	179,324	[b,c]	2,892,496
The St. Joe Company	56,717		3,017,912
Uniti Group	407,545	[b,c]	5,049,483
Universal Health Realty Income Trust	22,544	[c]	1,131,483
Urban Edge Properties	190,558	[c]	3,561,529
Urstadt Biddle Properties, Cl. A	51,932	[c]	901,020
Veris Residential	137,985	[a,c]	2,209,140
Washington Real Estate Investment Trust	146,663	[c]	3,533,112
Whitestone REIT	78,396	[c]	952,511
Xenia Hotels & Resorts	198,093	[a,c]	3,821,214
			138,386,236

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Retailing - 4.6%
Abercrombie & Fitch, Cl. A	97,840	[a]	3,383,307
Academy Sports & Outdoors	151,797	[b]	5,671,136
America's Car-Mart	10,193	[a]	824,104
Asbury Automotive Group	39,852	[a]	7,321,211
Bed Bath & Beyond	166,844	[a,b]	2,270,747
Big Lots	52,891		1,634,332
Boot Barn Holdings	51,432	[a]	4,631,966
Caleres	66,536		1,525,670
Chico's FAS	213,254	[a]	1,130,246
Conn's	33,221	[a]	519,909
Designer Brands, Cl. A	106,971		1,478,339
Genesco	23,779	[a]	1,475,011
Group 1 Automotive	29,788	[b]	5,187,282
Guess?	67,481	[b]	1,516,298
Haverty Furniture	26,342		654,072
Hibbett	22,285		962,266
Liquidity Services	44,981	[a]	648,626
Ll Flooring Holdings	50,337	[a]	695,154
MarineMax	37,805	[a]	1,546,981
Monro	57,659		2,636,746
PetMed Express	35,644	[b]	780,604
Rent-A-Center	104,395		2,518,007
Sally Beauty Holdings	190,636	[a]	2,882,416
Shoe Carnival	29,821		900,296
Shutterstock	40,041		3,031,905
Signet Jewelers	91,230	[b]	6,404,346
Sleep Number	38,982	[a]	1,581,110
Sonic Automotive, Cl. A	35,535		1,512,014
The Aaron's Company	54,337		1,115,539
The Buckle	50,171	[b]	1,558,311
The Cato, Cl. A	32,733		443,532
The Children's Place	23,395	[a]	1,083,890
The ODP	79,566	[a]	3,423,725
Zumiez	33,825	[a]	1,239,010
			74,188,108
Semiconductors & Semiconductor Equipment - 3.1%
Axcelis Technologies	57,668	[a]	3,140,023
CEVA	39,090	[a]	1,420,531
Cohu	83,816	[a]	2,226,153
Diodes	77,978	[a]	5,694,733
FormFactor	134,966	[a]	5,143,554
Ichor Holdings	48,332	[a]	1,406,945
Kulicke & Soffa Industries	107,320		4,980,721

18

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Semiconductors & Semiconductor Equipment - 3.1% (continued)
MaxLinear	122,277	[a]	5,853,400
Onto Innovation	85,465	[a]	6,079,980
PDF Solutions	50,797	[a]	1,181,030
Photronics	106,676	[a]	1,599,073
Rambus	188,763	[a]	4,702,086
SMART Global Holdings	81,068	[a,b]	1,837,001
Ultra Clean Holdings	77,663	[a]	2,420,756
Veeco Instruments	88,142	[a,b]	2,020,215
			49,706,201
Software & Services - 4.5%
8x8	204,933	[a]	1,879,236
A10 Networks	103,144		1,472,896
Agilysys	33,363	[a]	1,228,092
Alarm.com Holdings	79,656	[a]	4,865,388
Bottomline Technologies	66,967	[a]	3,791,672
Cerence	67,788	[a]	1,999,746
Consensus Cloud Solutions	27,099	[a]	1,428,659
CSG Systems International	56,219		3,455,782
Ebix	41,557		1,238,399
EVERTEC	103,762		4,088,223
ExlService Holdings	57,731	[a]	7,860,076
InterDigital	52,757		2,999,235
LivePerson	117,342	[a]	2,654,276
OneSpan	60,756	[a]	858,482
Perficient	56,728	[a]	5,639,330
Progress Software	75,970	[b]	3,645,041
SPS Commerce	62,004	[a]	7,417,539
TTEC Holdings	31,498		2,324,867
Unisys	115,444	[a]	1,640,459
Vonage Holdings	435,458	[a]	8,691,742
Xperi Holding	182,155		2,841,618
			72,020,758
Technology Hardware & Equipment - 5.5%
3D Systems	221,399	[a,b]	2,510,665
ADTRAN	85,503		1,486,897
Advanced Energy Industries	65,168		4,986,655
Arlo Technologies	145,995	[a]	1,130,001
Badger Meter	50,403		4,067,018
Benchmark Electronics	60,736		1,443,087
CalAmp	62,620	[a]	342,531
Comtech Telecommunications	44,969		611,578
Corsair Gaming	57,937	[a,b]	876,587

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Technology Hardware & Equipment - 5.5% (continued)
CTS	56,060		1,982,842
Diebold Nixdorf	123,972	[a]	508,285
Digi International	60,430	[a]	1,143,336
ePlus	46,432	[a]	2,622,479
Extreme Networks	223,847	[a]	2,148,931
Fabrinet	64,065	[a]	6,290,542
FARO Technologies	30,978	[a]	1,062,236
Harmonic	179,155	[a]	1,486,986
Insight Enterprises	60,472	[a]	6,009,103
Itron	77,749	[a]	3,714,847
Knowles	157,623	[a]	2,919,178
Methode Electronics	64,545		2,879,352
NETGEAR	50,859	[a]	1,103,640
NETSCOUT Systems	128,308	[a]	3,951,886
OSI Systems	28,767	[a]	2,275,470
PC Connection	18,975		939,073
Plantronics	74,650	[a]	2,975,549
Plexus	48,450	[a]	3,931,233
Rogers	32,305	[a]	8,745,610
Sanmina	110,070	[a]	4,500,762
ScanSource	44,799	[a]	1,533,918
TTM Technologies	180,685	[a]	2,520,556
Viavi Solutions	398,348	[a]	5,712,310
			88,413,143
Telecommunication Services - .8%
ATN International	18,332		724,114
Cogent Communications Holdings	73,241		4,284,598
Consolidated Communications Holdings	124,900	[a]	743,155
Gogo	115,525	[a,b]	2,126,815
Shenandoah Telecommunication	85,541		1,727,928
Telephone & Data Systems	170,500		3,123,560
			12,730,170
Transportation - 2.0%
Allegiant Travel	26,399	[a]	4,096,861
ArcBest	43,066	[b]	3,107,643
Atlas Air Worldwide Holdings	46,777	[a]	3,224,806
Forward Air	46,751		4,533,444
Hawaiian Holdings	89,911	[a,b]	1,524,891
Heartland Express	80,290		1,108,002
Hub Group, Cl. A	58,354	[a]	3,919,055
Marten Transport	104,007		1,807,642
Matson	72,542		6,240,063

20

Description		Shares		Value ($)
Common Stocks - 99.0% (continued)
Transportation - 2.0% (continued)
SkyWest		87,244	[a]	2,543,163
				32,105,570
Utilities - 2.0%
American States Water		64,112		5,043,050
Avista		122,238		4,959,196
California Water Service Group		90,479		4,693,146
Chesapeake Utilities		30,587		3,828,575
Middlesex Water		30,420	[b]	2,705,859
Northwest Natural Holding		52,757		2,523,367
South Jersey Industries		193,707		6,622,842
Unitil		28,020		1,429,020
				31,805,055
Total Common Stocks (cost $1,056,720,167)				1,590,212,007

Exchange-Traded Funds - .4%
Registered Investment Companies - .4%
iShares Core S&P Small-Cap ETF (cost $6,988,698)		66,926		6,653,783
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,581,760)	0.38	6,581,760	[d]	6,581,760

Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $15,682,240)	0.38	15,682,240	[d]	15,682,240
Total Investments (cost $1,085,972,865)		100.8%		1,619,129,790
Liabilities, Less Cash and Receivables		(.8%)		(13,477,452)
Net Assets		100.0%		1,605,652,338

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $99,973,915 and the value of the collateral was $105,306,707, consisting of cash collateral of $15,682,240 and U.S. Government & Agency securities valued at $89,624,467. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	17.5
Industrials	15.8
Information Technology	13.1
Consumer Discretionary	12.1
Health Care	11.8
Real Estate	8.6
Energy	5.7
Materials	5.5
Consumer Staples	5.1
Utilities	2.0
Investment Companies	1.8
Communication Services	1.8
100.8

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	8,132,181	102,060,943	(103,611,364)	6,581,760	3,952
Investment of Cash Collateral for Securities Loaned - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.0%	-	122,342,211	(106,659,971)	15,682,240	58,439	††
Total - 1.4%	8,132,181	224,403,154	(210,271,335)	22,264,000	62,391

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

22

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
E-mini Russell 2000	87	6/17/2022	8,587,498	8,096,655	(490,843)
Gross Unrealized Depreciation				(490,843)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $99,973,915)—Note 1(c):
Unaffiliated issuers	1,063,708,865	1,596,865,790
Affiliated issuers	22,264,000	22,264,000
Receivable for shares of Common Stock subscribed		2,200,731
Receivable for investment securities sold		1,461,585
Dividends and securities lending income receivable		583,978
Cash collateral held by broker—Note 4		546,000
		1,623,922,084
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		614,583
Cash overdraft due to Custodian		570,399
Liability for securities on loan—Note 1(c)		15,682,240
Payable for shares of Common Stock redeemed		997,711
Payable for futures variation margin—Note 4		233,160
Directors’ fees and expenses payable		171,653
		18,269,746
Net Assets ($)		1,605,652,338
Composition of Net Assets ($):
Paid-in capital		988,526,563
Total distributable earnings (loss)		617,125,775
Net Assets ($)		1,605,652,338

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,272,693,792	332,958,546
Shares Outstanding	43,700,503	11,455,656
Net Asset Value Per Share ($)	29.12	29.06

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $9,769 foreign taxes withheld at source):
Unaffiliated issuers	13,249,418
Affiliated issuers	3,952
Income from securities lending—Note 1(c)	58,439
Total Income	13,311,809
Expenses:
Management fee—Note 3(a)	2,258,745
Shareholder servicing costs—Note 3(b)	1,783,913
Directors’ fees—Note 3(a,c)	64,600
Loan commitment fees—Note 2	14,551
Interest expense—Note 2	3,691
Total Expenses	4,125,500
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(64,600)
Net Expenses	4,060,900
Net Investment Income	9,250,909
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	102,426,033
Net realized gain (loss) on futures	(621,562)
Net Realized Gain (Loss)	101,804,471
Net change in unrealized appreciation (depreciation) on investments	(318,381,919)
Net change in unrealized appreciation (depreciation) on futures	(767,278)
Net Change in Unrealized Appreciation (Depreciation)	(319,149,197)
Net Realized and Unrealized Gain (Loss) on Investments	(217,344,726)
Net (Decrease) in Net Assets Resulting from Operations	(208,093,817)

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	9,250,909	15,839,379
Net realized gain (loss) on investments	101,804,471	198,480,644
Net change in unrealized appreciation (depreciation) on investments	(319,149,197)	574,194,741
Net Increase (Decrease) in Net Assets Resulting from Operations	(208,093,817)	788,514,764
Distributions ($):
Distributions to shareholders:
Investor Shares	(147,534,954)	(98,151,521)
Class I	(41,386,096)	(24,760,861)
Total Distributions	(188,921,050)	(122,912,382)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	84,139,011	179,787,708
Class I	38,008,830	86,646,000
Distributions reinvested:
Investor Shares	146,340,663	97,515,532
Class I	31,348,320	18,714,336
Cost of shares redeemed:
Investor Shares	(164,849,813)	(453,497,358)
Class I	(66,071,980)	(91,320,361)
Increase (Decrease) in Net Assets from Capital Stock Transactions	68,915,031	(162,154,143)
Total Increase (Decrease) in Net Assets	(328,099,836)	503,448,239
Net Assets ($):
Beginning of Period	1,933,752,174	1,430,303,935
End of Period	1,605,652,338	1,933,752,174
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	2,551,675	5,278,887
Shares issued for distributions reinvested	4,437,255	3,303,372
Shares redeemed	(4,994,399)	(13,702,027)
Net Increase (Decrease) in Shares Outstanding	1,994,531	(5,119,768)
Class Ia
Shares sold	1,176,063	2,536,985
Shares issued for distributions reinvested	953,416	635,677
Shares redeemed	(2,033,734)	(2,736,204)
Net Increase (Decrease) in Shares Outstanding	95,745	436,458

[a]	During the period ended April 30, 2022, 1,675 Class I shares representing $52,268 were exchanged for 1,670 Investor shares.
See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2022		Year Ended October 31,
Investor Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	36.44	24.77	29.19	32.18	32.89	27.55
Investment Operations:
Net investment income[a]	.16	.27	.25	.30	.28	.27
Net realized and unrealized gain (loss) on investments	(3.88)	13.63	(2.27)	.05	1.34	7.02
Total from Investment Operations	(3.72)	13.90	(2.02)	.35	1.62	7.29
Distributions:
Dividends from net investment income	(.30)	(.27)	(.33)	(.29)	(.28)	(.28)
Dividends from net realized gain on investments	(3.30)	(1.96)	(2.07)	(3.05)	(2.05)	(1.67)
Total Distributions	(3.60)	(2.23)	(2.40)	(3.34)	(2.33)	(1.95)
Net asset value, end of period	29.12	36.44	24.77	29.19	32.18	32.89
Total Return (%)	(11.38)[b]	58.22	(8.01)	2.83	5.07	27.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[c]	.51	.52	.51	.51	.51
Ratio of net expenses to average net assets	.50[c]	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.97[c]	.79	1.00	1.03	.85	.89
Portfolio Turnover Rate	12.28[b]	26.70	40.49	23.24	19.60	20.63
Net Assets, end of period ($ x 1,000)	1,272,694	1,519,919	1,159,850	1,717,003	2,027,831	2,214,225

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2022		Year Ended October 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	36.43	24.76	29.19	32.21	32.91	27.57
Investment Operations:
Net investment income[a]	.20	.35	.29	.37	.35	.35
Net realized and unrealized gain (loss) on investments	(3.88)	13.62	(2.24)	.03	1.37	7.01
Total from Investment Operations	(3.68)	13.97	(1.95)	.40	1.72	7.36
Distributions:
Dividends from net investment income	(.39)	(.34)	(.41)	(.37)	(.37)	(.35)
Dividends from net realized gain on investments	(3.30)	(1.96)	(2.07)	(3.05)	(2.05)	(1.67)
Total Distributions	(3.69)	(2.30)	(2.48)	(3.42)	(2.42)	(2.02)
Net asset value, end of period	29.06	36.43	24.76	29.19	32.21	32.91
Total Return (%)	(11.28)[b]	58.63	(7.79)	3.08	5.37	27.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26[c]	.26	.27	.26	.26	.26
Ratio of net expenses to average net assets	.25[c]	.25	.25	.25	.25	.25
Ratio of net investment income to average net assets	1.22[c]	1.03	1.17	1.28	1.05	1.10
Portfolio Turnover Rate	12.28[b]	26.70	40.49	23.24	19.60	20.63
Net Assets, end of period ($ x 1,000)	332,959	413,833	270,454	258,282	292,289	187,334

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Smallcap Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for

30

which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,590,212,007	-	-	1,590,212,007
Exchange-Traded Funds	6,653,783	-	-	6,653,783
Investment Companies	22,264,000	-	-	22,264,000
Liabilities ($)
Other Financial Instruments:
Futures††	(490,843)	-	-	(490,843)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

32

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $7,963 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $22,008,550 and long-term capital gains $100,903,832. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the

34

fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2022 was approximately $691,713 with a related weighted average annualized interest rate of 1.08%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2022, fees reimbursed by the Adviser amounted to $64,600.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, the fund was charged $1,783,913 pursuant to the Shareholder Services Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $347,608 and Shareholder Services Plan fees of $275,675, which are

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

offset against an expense reimbursement currently in effect in the amount of $8,700.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended April 30, 2022, amounted to $220,212,704 and $331,604,207, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2022 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Equity futures	9,271,740

At April 30, 2022, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $532,666,082, consisting of $654,036,500 gross unrealized appreciation and $121,370,418 gross unrealized depreciation.

36

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

37

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Investor class shares with the performance of a group of retail pure index no-load small-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all retail pure index no-load small-cap funds, excluding outliers (the “Expense

38

Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median, for all periods, except the five-year period when performance was below the Performance Group median, and was above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group medians. It was noted that there were three other funds in the Performance Group for each period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star rating for the ten-year period and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s

39

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

primary portfolio managers that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

40

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

41

For More Information

BNY Mellon Smallcap Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Investor: DISSX Class I: DISIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0077SA0422

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Index Funds, Inc.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: June 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: June 17, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: June 17, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)